Exhibit 99.2

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Financial Statements for the Years Ended December 31, 2012 and December 31, 2011 and Report of Independent Auditors

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Investment Manager

Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

Administrator

The Bank of New York Mellon

Corporate Trust

101 Barclay Street

New York, NY 10286

Custodian

BNY Mellon Asset Servicing

2 Hanson Place, 7th Floor

Brooklyn, NY 11217

Independent Auditors

PricewaterhouseCoopers LLP

125 High Street

Boston, Massachusetts 02110

Legal Counsel

K&L Gates LLP

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

This report is for the Partners’ information only. Additional information regarding the Wellington Management Legacy Securities PPIF Master Fund, LP may be obtained from the Investment Manager at the address or telephone number provided below:

Wellington Management Legacy Securities PPIF Master Fund, LP

c/o Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

Telephone: (617) 951-5000

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

TABLE OF CONTENTS

Page
Independent Auditor’s Report	1

Schedules of Investments	2-18

Statements of Assets, Liabilities and Partners’ Capital	19

Statements of Operations	20

Statements of Changes in Partners’ Capital	21

Statements of Cash Flows	22

Notes to Financial Statements	23-41

Independent Auditor’s Report

To the General and Limited Partners of

Wellington Management Legacy Securities PPIF Master Fund, LP

We have audited the accompanying financial statements of Wellington Management Legacy Securities PPIF Master Fund, LP (“the Fund”), which comprise the statements of assets, liabilities and partners’ capital, including the schedules of investments as of December 31, 2012 and 2011, and the related statements of operations, of changes in partners’ capital, and of cash flows for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Fund’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wellington Management Legacy Securities PPIF Master Fund, LP (the “Fund”) at December 31, 2012 and 2011, and the results of its operations, changes in its partners’ capital and its cash flows for the years then ended, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

As discussed in Note 9 to the financial statements, on March 6, 2013, the General Partner approved a plan to wind down the affairs of the Fund. Our opinion is not modified with respect to this matter.

April 16, 2013

PricewaterhouseCoopers LLP, 125 High Street, Boston, MA 02110

T: (617) 530 5000, F:(617) 530 5001, www.pwc.com/us

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments

December 31, 2012

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States

Residential Mortgage-Backed Securities
ACE Securities Corp., Series 2006-CW1, Class A2C	$3,183,941	0.35		7/25/2036	$1,393,688	$2,064,569	0.08
ACE Securities Corp., Series 2007-ASP2, Class A2B	7,986,153	0.38		6/25/2037	5,019,010	4,908,130	0.19
ACE Securities Corp., Series 2007-ASP2, Class A2C	10,179,662	0.43		6/25/2037	5,271,394	5,987,311	0.23
ACE Securities Corp., Series 2007-HE2, Class A2A	14,958,694	0.33		12/25/2036	9,746,165	6,181,157	0.23
Adjustable Rate Mortgage Trust, Series 2005-12, Class 2A1	22,941,221	3.16		3/25/2036	14,938,912	15,853,439	0.60
Adjustable Rate Mortgage Trust, Series 2006-2, Class 5A1	28,192,888	4.03		5/25/2036	13,916,991	18,952,443	0.71
Adjustable Rate Mortgage Trust, Series 2006-2, Class 6A1	14,518,407	0.38		5/25/2036	7,601,751	8,841,521	0.33
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A2	40,149,139	0.33		8/25/2036	24,022,834	23,818,838	0.90
Adjustable Rate Mortgage Trust, Series 2007-2, Class 2A1	48,047,237	0.42		6/25/2037	27,947,247	30,943,477	1.17
Asset Backed Funding Certificates, Series 2006-OPT3, Class A3B	22,972,583	0.37		11/25/2036	11,185,903	11,254,751	0.42
Banc of America Alternative Loan Trust, Series 2006-7, Class A5	8,017,784	6.23		10/25/2036	5,102,347	6,164,762	0.23
Banc of America Funding Corp., Series 2006-7, Class T2A3	7,852,669	5.69	*	10/25/2036	4,720,845	5,613,229	0.21
Banc of America Funding Corp., Series 2006-G, Class 2A4	48,000,000	0.50		7/20/2036	31,292,337	39,825,361	1.51
Banc of America Funding Corp., Series 2007-1, Class TA2	31,538,479	0.34		1/25/2037	16,329,652	16,915,916	0.64
Banc of America Funding Corp., Series 2007-C, Class 7A5	9,475,000	0.51		5/20/2047	5,959,460	6,951,912	0.26
Banc of America Funding Corp., Series 2007-E, Class 9A1	2,186,783	5.91		9/20/2037	1,351,597	1,351,867	0.05
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1	25,125,830	5.45		2/25/2036	15,441,492	16,040,204	0.60
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A2	12,517,111	5.57		7/25/2036	9,225,334	9,177,846	0.35
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 2A1	23,910,529	2.86		10/25/2036	16,892,119	17,218,953	0.65
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 2A2	22,990,895	2.86		10/25/2036	15,857,245	16,556,686	0.62
Bear Stearns Alt-A Trust, Series 2006-2, Class 22A1	14,256,854	2.77		3/25/2036	7,247,422	8,465,891	0.32
Bear Stearns Alt-A Trust, Series 2006-2, Class 23A1	12,941,902	2.94		3/25/2036	7,200,179	7,898,857	0.30
Bear Stearns Alt-A Trust, Series 2006-5, Class 1A1	33,241,688	0.38		8/25/2036	15,724,136	17,780,314	0.67
Bear Stearns Alt-A Trust, Series 2006-7, Class 1A1	12,787,620	0.38		12/25/2046	7,021,299	7,126,285	0.27
Bear Stearns Alt-A Trust, Series 2006-8, Class 1A1	55,675,201	0.37		6/25/2046	26,685,559	28,515,891	1.08
Bear Stearns Alt-A Trust, Series 2006-8, Class 2A1	54,434,843	2.86		8/25/2046	28,544,018	30,953,230	1.17
Bear Stearns Alt-A Trust, Series 2007-1, Class 1A1	15,534,186	2.90		9/25/2047	9,687,172	8,753,700	0.33
Bear Stearns Alt-A Trust, Series 2007-2, Class 2A1	14,600,061	2.73		4/25/2037	7,155,173	8,952,786	0.34
Bear Stearns Arm Trust, Series 2007-3, Class 1A1	3,918,199	3.10		5/25/2047	2,798,057	3,078,721	0.12
Bear Stearns Asset Backed Securities Trust, Series 2005-AC5, Class 1A2	6,572,728	0.71		8/25/2035	4,508,750	4,609,802	0.17
Bear Stearns Asset Backed Securities Trust, Series 2006-HE5, Class 1A3	5,214,000	0.48		6/25/2036	2,034,145	2,156,698	0.08
Bear Stearns Asset Backed Securities Trust, Series 2007-HE3, Class 1A2	5,725,693	0.41		4/25/2037	3,409,619	4,230,600	0.16
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A4	11,237,000	0.45		10/25/2036	4,358,240	5,031,771	0.19
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A3	64,885,000	0.47		2/25/2037	29,161,957	31,909,859	1.20
Citigroup Mortgage Loan Trust, Series 2006-AR2, Class 1A1	3,415,353	3.02		3/25/2036	2,536,842	2,619,750	0.10
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A	13,162,263	5.08		11/25/2036	8,486,100	9,124,752	0.34
Citigroup Mortgage Loan Trust, Series 2006-AR9, Class 1A3	13,235,500	0.45		11/25/2036	8,154,427	9,637,244	0.36
Citigroup Mortgage Loan Trust, Series 2007-AR1, Class A3	12,992,232	0.43		1/25/2037	7,092,274	8,677,512	0.33
Citimortgage Alternative Loan Trust, Series 2007-A2, Class 1A2	19,094,415	5.19		2/25/2037	1,198,827	3,509,821	0.13
Citimortgage Alternative Loan Trust, Series 2007-A6, Class 1A2	44,849,457	5.19		6/25/2037	2,779,338	7,586,779	0.29
Countrywide Alternative Loan Trust, Series 2005-63, Class 3A3	9,400,411	5.46		11/25/2035	5,438,147	6,404,199	0.24
Countrywide Alternative Loan Trust, Series 2005-J10, Class 1A4	9,773,490	0.84		10/25/2035	6,108,929	6,628,772	0.25
Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1	24,005,682	0.48		8/25/2035	12,784,263	12,247,387	0.46
Countrywide Alternative Loan Trust, Series 2006-13T1, Class A11	9,253,340	6.00	*	5/25/2036	6,414,984	7,013,541	0.26
Countrywide Alternative Loan Trust, Series 2006-23CB, Class 2A5	38,089,258	0.61		8/25/2036	17,984,291	15,244,159	0.57
Countrywide Alternative Loan Trust, Series 2006-25CB, Class A10	5,863,298	0.81		10/25/2036	3,453,463	3,440,724	0.13
Countrywide Alternative Loan Trust, Series 2006-26CB, Class A12	5,679,593	0.51		9/25/2036	2,702,466	2,765,803	0.10
Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A1	2,686,724	6.25	*	12/25/2036	1,765,604	1,980,191	0.07
Countrywide Alternative Loan Trust, Series 2006-39CB, Class 1A6	4,001,723	0.81		1/25/2037	2,167,350	2,463,000	0.09
Countrywide Alternative Loan Trust, Series 2006-HY11, Class A1	35,612,327	0.33		6/25/2036	20,705,828	23,449,649	0.88
Countrywide Alternative Loan Trust, Series 2006-J8, Class A4	11,147,303	6.00	*	2/25/2037	7,125,711	8,189,935	0.31
Countrywide Alternative Loan Trust, Series 2007-16CB, Class 2A1	19,184,587	0.66		8/25/2037	10,112,729	10,167,985	0.38

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2012

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)

Residential Mortgage-Backed Securities (continued)
Countrywide Alternative Loan Trust, Series 2007-17CB, Class 1A6	$9,645,375	0.71		8/25/2037	$6,158,600	$6,543,721	0.25
Countrywide Alternative Loan Trust, Series 2007-18CB, Class 1A7	7,532,424	0.68		8/25/2037	4,688,013	4,621,300	0.17
Countrywide Alternative Loan Trust, Series 2007-25, Class 1A2	17,065,501	6.50	*	11/25/2037	13,014,900	13,426,624	0.51
Countrywide Alternative Loan Trust, Series 2007-HY7C, Class A1	42,855,208	0.35		8/25/2037	25,743,152	29,325,005	1.11
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4	19,903,000	5.21		2/25/2036	11,328,589	13,345,121	0.50
Countrywide Asset-Backed Certificates, Series 2005-15, Class 1AF4	5,979,000	5.21		4/25/2036	4,233,178	4,596,960	0.17
Countrywide Asset-Backed Certificates, Series 2005-IM1, Class A3	35,059,000	0.61		11/25/2035	23,416,449	23,749,668	0.90
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HY10, Class 1A1	13,809,073	3.41		2/20/2036	8,939,070	9,695,516	0.37
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB6, Class 2A1	14,193,552	2.85		10/20/2035	9,751,515	10,413,980	0.39
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB7, Class 6A1	26,082,675	5.21		11/20/2035	16,663,331	21,307,746	0.80
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB8, Class 2A1	12,492,894	3.00		12/20/2035	9,005,281	10,076,219	0.38
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB9, Class 2A1	3,006,756	2.81		2/20/2036	1,792,815	2,045,592	0.08
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB1, Class 1A1	42,278,927	2.78		3/20/2036	25,953,653	31,132,680	1.17
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB1, Class 2A2C	49,464,523	2.71		3/20/2036	21,969,148	24,202,991	0.91
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB2, Class 1A1	12,119,024	3.04		4/20/2036	6,367,584	7,219,557	0.27
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY1, Class 1A1	32,607,529	3.12		4/25/2037	24,776,965	24,095,399	0.91
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY4, Class 1A1	24,097,040	3.09		9/25/2047	15,395,053	19,086,036	0.72
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5, Class 1A1	38,481,641	3.14		9/25/2047	26,009,099	29,472,281	1.11
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-11, Class 1A1	17,251,983	6.50	*	12/25/2035	12,238,816	12,583,631	0.47
Credit Suisse Mortgage Capital Certificates, Series 2006-4, Class 3A1	17,509,421	6.50	*	5/25/2036	10,253,834	11,017,295	0.42
Credit Suisse Mortgage Capital Certificates, Series 2006-7, Class 8A6	7,972,139	0.84		8/25/2036	3,929,312	4,605,624	0.17
Credit Suisse Mortgage Capital Certificates, Series 2007-3, Class 1A3A	15,663,002	5.75		4/25/2037	8,917,241	9,188,622	0.35
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2005-AR1, Class 2A3	15,760,483	2.05		8/25/2035	8,394,977	10,936,309	0.41
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2006-AR3, Class A2	6,194,206	0.33		8/25/2036	2,741,331	3,822,091	0.14
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2007-BAR1, Class A3	25,685,000	0.37		3/25/2037	11,323,243	12,565,333	0.47
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2D	40,645,705	0.45		10/25/2036	18,871,527	20,914,085	0.79
First Horizon Alternative Mortgage Securities, Series 2006-AA4, Class 2A1	4,845,091	26		7/25/2036	2,798,040	3,251,071	0.12
First Horizon Alternative Mortgage Securities, Series 2007-FA2, Class 1A1	4,393,137	5.50	*	4/25/2037	3,071,376	3,125,858	0.12
First Horizon Alternative Mortgage Securities, Series 2007-FA3, Class A7	5,034,378	6.00	*	6/25/2037	3,616,769	3,864,988	0.15
First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A1	5,735,087	2.52		8/25/2037	4,338,887	4,336,494	0.16
First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A2	5,598,377	2.52		8/25/2037	4,175,362	4,227,049	0.16
GMAC Mortgage Corp. Loan Trust, Series 2005-AF2, Class A1	3,898,369	6.00	*	12/25/2035	2,748,614	2,958,098	0.11
GSAA Trust, Series 2006-11, Class 2A1	18,158,956	0.30		7/25/2036	8,873,593	8,559,733	0.32
GSAA Trust, Series 2006-15, Class AF4	14,844,049	5.96		9/25/2036	9,117,676	9,404,432	0.35
GSAA Trust, Series 2006-20, Class 1A1	24,321,836	0.28		12/25/2046	12,441,222	12,098,070	0.46
GSAA Trust, Series 2006-4, Class 4A2	7,128,963	0.44		3/25/2036	3,847,031	5,566,265	0.21
GSAA Trust, Series 2007-1, Class 1A1	19,776,769	0.29		2/25/2037	10,866,064	9,253,076	0.35
GSAA Trust, Series 2007-1, Class 1A2	24,619,745	0.38		2/25/2037	12,054,151	11,654,544	0.44
GSAA Trust, Series 2007-4, Class A2	19,752,475	0.41		3/25/2037	9,725,757	9,506,175	0.36

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2012

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)

Residential Mortgage-Backed Securities (continued)
GSAA Trust, Series 2007-5, Class 1AV1	$28,309,305	0.31		3/25/2047	$15,379,677	$14,153,945	0.53
GSAA Trust, Series 2007-8, Class A3	24,313,199	0.66		8/25/2037	14,841,723	17,456,755	0.66
GSAMP Trust, Series 2006-FM1, Class A2D	11,711,000	0.48		4/25/2036	5,172,192	5,722,861	0.22
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A4	58,000,000	2.77		1/25/2036	40,682,891	45,221,557	1.72
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1	46,153,285	2.86		3/25/2047	29,494,948	36,337,036	1.38
GSR Mortgage Loan Trust, Series 2007-AR2, Class 1A1	56,307,796	39		5/25/2047	40,824,908	40,742,690	1.55
Homebanc Mortgage Trust, Series 2004-2, Class A2	1,759,960	1.11		12/25/2034	1,201,477	1,363,574	0.05
Homebanc Mortgage Trust, Series 2005-4, Class A1	15,480,298	0.48		10/25/2035	10,666,536	12,128,705	0.46
HSI Asset Securitization Corp. Trust, Series 2006-HE1, Class 2A2	9,637,971	0.32		10/25/2036	4,177,085	4,007,440	0.15
HSI Asset Securitization Corp. Trust, Series 2007-HE2, Class 2A3	8,900,000	0.47		4/25/2037	3,564,810	3,542,476	0.13
HSI Asset Securitization Corp. Trust, Series 2007-NC1, Class A4	7,940,000	0.49		4/25/2037	3,057,747	4,036,228	0.15
IMPAC CMB Trust, Series 2005-3, Class A1	22,875,724	0.69		8/25/2035	15,971,744	17,022,329	0.64
IMPAC Secured Assets Cmn Owner Trust, Series 2005-2, Class A1	9,232,452	0.53		3/25/2036	4,742,416	5,533,073	0.21
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 1A1	12,089,181	2.61		8/25/2035	7,088,371	8,004,440	0.30
IndyMac Index Mortgage Loan Trust, Series 2005-AR23, Class 2A1	48,505,692	2.65		11/25/2035	32,257,872	35,649,987	1.35
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 5A1	23,319,796	0.50		1/25/2036	10,607,619	13,006,057	0.49
IndyMac Index Mortgage Loan Trust, Series 2006-AR11, Class 2A1	17,331,087	3.17		6/25/2036	9,276,761	11,512,989	0.43
IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A2	4,816,764	0.51		7/25/2036	3,609,227	3,516,089	0.13
IndyMac Index Mortgage Loan Trust, Series 2006-AR15, Class A1	35,224,116	0.33		7/25/2036	18,624,325	22,710,361	0.86
IndyMac Index Mortgage Loan Trust, Series 2006-AR21, Class A1	14,311,485	0.33		8/25/2036	6,361,479	8,617,861	0.32
IndyMac Index Mortgage Loan Trust, Series 2006-AR25, Class 3A1	41,378,775	2.99		9/25/2036	21,812,550	27,951,570	1.05
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 1A4	8,581,994	0.40		10/25/2036	5,034,427	5,054,837	0.19
IndyMac Index Mortgage Loan Trust, Series 2006-AR3, Class 1A1	15,821,629	2.98		3/25/2036	7,721,825	9,504,527	0.36
IndyMac Index Mortgage Loan Trust, Series 2006-AR3, Class 2A1A	18,561,057	2.80		3/25/2036	10,074,532	11,635,908	0.44
IndyMac Index Mortgage Loan Trust, Series 2006-AR3, Class 2A1B	11,689,888	2.80		3/25/2036	6,266,607	7,328,379	0.28
IndyMac Index Mortgage Loan Trust, Series 2006-AR39, Class A1	57,728,978	0.39		2/25/2037	35,342,571	39,076,226	1.48
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 4A1	15,564,318	5.16		5/25/2036	7,511,144	9,096,986	0.34
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 1A1	41,854,645	3.09		5/25/2037	19,849,370	23,728,654	0.89
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1	8,690,204	2.97		5/25/2037	5,358,001	5,727,392	0.22
JPMorgan Alternative Loan Trust, Series 2006-A1, Class 1A1	14,323,067	0.44		3/25/2036	9,319,351	10,124,117	0.38
JPMorgan Alternative Loan Trust, Series 2006-A1, Class 4A4	6,407,065	4.29		3/25/2036	4,251,502	4,754,465	0.18
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 2A1	18,891,110	2.96		5/25/2036	12,203,479	12,956,147	0.49
JPMorgan Alternative Loan Trust, Series 2006-A3, Class 2A1	22,077,859	2.92		7/25/2036	12,839,475	13,827,628	0.52
JPMorgan Alternative Loan Trust, Series 2006-S4, Class A5	33,665,000	6.00		12/25/2036	20,621,986	20,986,559	0.79
JPMorgan Mortgage Acquisition Corp., Series 2006-CH2, Class AF5	20,000,000	5.89		10/25/2036	12,837,528	12,843,400	0.48
JPMorgan Mortgage Acquisition Corp., Series 2006-WMC2, Class A4	43,330,232	0.36		7/25/2036	15,526,987	19,194,556	0.72
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class AF4	46,800,000	5.52		11/25/2036	37,055,659	40,288,855	1.53
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A5	13,500,000	0.47		3/25/2037	5,520,995	7,362,752	0.28
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A3	15,548,695	3.05		5/25/2036	10,329,616	11,897,457	0.45
JPMorgan Mortgage Trust, Series 2006-A5, Class 2A4	9,231,395	3.05		8/25/2036	6,841,397	7,009,804	0.26
JPMorgan Mortgage Trust, Series 2007-A2, Class 1A1	4,047,699	2.95		4/25/2037	2,705,953	2,973,516	0.11
JPMorgan Mortgage Trust, Series 2007-A4, Class 1A1	12,054,655	3.00		6/25/2037	8,338,083	9,557,895	0.36
Lehman Mortgage Trust, Series 2006-3, Class 1A1	6,474,215	6.00	*	7/25/2036	4,533,460	4,885,119	0.18
Lehman Mortgage Trust, Series 2006-3, Class 1A4	25,116,836	6.00	*	7/25/2036	17,204,637	18,713,725	0.71
Long Beach Mortgage Loan Trust, Series 2006-7, Class 2A3	24,085,038	0.37		8/25/2036	9,523,679	9,620,624	0.36
Master Adjustable Rate Mortgages Trust, Series 2006-2, Class 5A1	6,534,819	3.01		5/25/2036	4,995,603	4,864,317	0.18
Master Adjustable Rate Mortgages Trust, Series 2007-HF2, Class A1	24,930,449	0.52		9/25/2037	18,207,868	19,832,796	0.75
Merrill Lynch Alternative Note Asset, Series 2007-A1, Class A2C	19,649,877	0.44		1/25/2037	8,519,490	7,842,109	0.30
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-3, Class 2A1	13,055,433	3.43		6/25/2037	8,975,146	9,839,605	0.37
Merrill Lynch Mortgage Investors, Inc., Series 2005-A4, Class 1A	15,583,134	2.94		7/25/2035	10,553,059	11,968,455	0.45
Merrill Lynch Mortgage Investors, Inc., Series 2006-A1, Class 2A1	1,192,966	4.87		3/25/2036	682,562	821,906	0.03
Morgan Stanley ABS Capital I, Series 2007-HE1, Class A2C	60,125,000	0.36		11/25/2036	24,335,375	28,683,834	1.08
Morgan Stanley ABS Capital I, Series 2007-NC2, Class A2B	20,900,000	0.41		2/25/2037	9,550,047	10,060,006	0.38
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3	15,202,584	2.84		3/25/2036	9,321,609	10,440,131	0.39

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2012

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)

Residential Mortgage-Backed Securities (continued)
Morgan Stanley Mortgage Loan Trust, Series 2006-6AR, Class 2A	$34,230,862	2.91		5/25/2036	$22,507,763	$23,970,743	0.90
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1	49,354,508	2.75		11/25/2037	33,482,641	34,155,787	1.29
Nationstar Home Equity Loan Trust, Series 2007-A, Class AV4	30,000,000	0.44		3/25/2037	18,808,823	19,938,720	0.75
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV4	42,776,000	0.46		6/25/2037	22,695,836	20,848,809	0.79
Nomura Asset Acceptance Corp., Series 2005-AP3, Class A4	6,975,000	5.61		8/25/2035	4,527,518	5,098,606	0.19
Opteum Mortgage Acceptance Corp., Series 2006-1, Class 1AC1	3,540,165	0.51		4/25/2036	1,668,604	2,183,485	0.08
Popular ABS Mortgage Pass-Through Trust, Series 2006-E, Class A3	11,867,000	0.42		1/25/2037	5,561,830	5,027,917	0.19
Renaissance Home Equity Loan Trust, Series 2006-1, Class AF3	24,913,474	5.61		5/25/2036	14,846,008	15,122,828	0.57
Renaissance Home Equity Loan Trust, Series 2006-4, Class AF2	4,348,432	5.29		1/25/2037	2,082,933	2,261,850	0.09
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2	5,000,000	7.00		9/25/2037	2,504,595	2,515,745	0.09
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF3	44,796,000	7.24		9/25/2037	22,555,419	22,542,914	0.86
Residential Accredit Loans, Inc. Trust, Series 2005-QA10, Class A31	36,556,383	3.85		9/25/2035	24,197,041	27,095,153	1.02
Residential Accredit Loans, Inc. Trust, Series 2005-QA7, Class A21	10,199,859	3.32		7/25/2035	6,597,215	8,102,553	0.31
Residential Accredit Loans, Inc. Trust, Series 2005-QA8, Class CB21	33,231,011	3.54		7/25/2035	22,881,141	24,444,167	0.92
Residential Accredit Loans, Inc. Trust, Series 2006-QS1, Class A7	16,316,417	5.75	*	1/25/2036	11,873,864	12,860,551	0.48
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A1	3,625,128	6.00	*	8/25/2036	2,358,301	2,834,082	0.11
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A15	8,386,860	6.00	*	8/25/2036	5,189,499	6,556,746	0.25
Residential Accredit Loans, Inc. Trust, Series 2006-QS10, Class A5	4,579,526	0.51		8/25/2036	2,732,453	2,533,898	0.10
Residential Accredit Loans, Inc. Trust, Series 2006-QS12, Class 2A12	9,221,005	0.41		9/25/2036	4,792,650	5,117,003	0.19
Residential Accredit Loans, Inc. Trust, Series 2006-QS16, Class A1	8,455,633	0.61		11/25/2036	4,635,841	4,473,740	0.17
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 1A4	12,247,985	6.00	*	1/25/2037	7,829,779	9,553,661	0.36
Residential Accredit Loans, Inc. Trust, Series 2007-QS1, Class 2A8	5,366,211	0.51		1/25/2037	2,657,118	3,088,372	0.12
Residential Accredit Loans, Inc. Trust, Series 2007-QS10, Class A1	11,527,833	6.50	*	9/25/2037	7,657,731	8,312,478	0.31
Residential Accredit Loans, Inc. Trust, Series 2007-QS2, Class A4	3,686,739	6.25	*	1/25/2037	2,217,390	2,893,747	0.11
Residential Accredit Loans, Inc. Trust, Series 2007-QS8, Class A13	5,106,760	6.00	*	6/25/2037	3,143,499	3,858,969	0.15
Residential Accredit Loans, Inc. Trust, Series 2007-QS9, Class A33	6,465,316	6.50	*	7/25/2037	4,283,073	5,015,889	0.19
Residential Asset Securities Corp., Series 2005-AHL3, Class A3	20,805,000	0.55		11/25/2035	11,869,954	16,039,511	0.60
Residential Asset Securitization Trust, Series 2005-A13, Class 1A2	33,866,663	4.59		10/25/2035	2,428,515	5,555,250	0.21
Residential Funding Mortgage Securities I Trust, Series 2005-SA5, Class 1A	7,224,635	3.27		11/25/2035	4,678,192	5,448,343	0.21
Residential Funding Mortgage Securities I Trust, Series 2006-S1, Class 2A	5,510,499	5.75	*	1/25/2036	4,223,127	4,216,981	0.16
Residential Funding Mortgage Securities I Trust, Series 2006-SA3, Class 2A1	5,576,696	3.94		9/25/2036	3,935,829	4,362,421	0.16
Residential Funding Mortgage Securities I Trust, Series 2007-SA2, Class 1A	6,727,349	3.40		4/25/2037	3,673,471	4,613,919	0.17
Residential Funding Mortgage Securities I Trust, Series 2007-SA3, Class 2A1	24,209,017	4.06		7/27/2037	16,464,543	19,198,404	0.72
Sequoia Mortgage Trust, Series 2007-1, Class 2A1	15,078,322	2.70		2/20/2047	11,463,563	12,948,328	0.49
Sequoia Mortgage Trust, Series 2007-3, Class 2AA1	45,767,195	2.59		7/20/2037	32,717,946	34,901,514	1.32
Soundview Home Equity Loan Trust, Series 2006-3, Class A4	18,000,000	0.46		11/25/2036	7,821,560	8,422,164	0.32
Soundview Home Loan Trust, Series 2006-OPT3, Class 2A4	9,671,155	0.46		6/25/2036	4,439,541	5,593,409	0.21
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 1A1	23,366,579	2.72		6/25/2035	17,248,449	18,310,051	0.69
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 1A1	7,864,255	2.73		1/25/2036	4,371,676	5,795,862	0.22
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 3A2	5,714,176	4.85		4/25/2036	2,410,801	2,591,453	0.10
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1	17,838,246	2.72		8/25/2036	12,732,628	13,627,475	0.51
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-5, Class 1A1	24,027,374	0.43		6/25/2037	17,429,108	18,010,223	0.68
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 1A1	9,296,314	0.51		8/25/2037	6,205,421	6,595,968	0.25
SunTrust Adjustable Rate Mortgage Loan Trust, Series 2007-1, Class 1A1	19,085,812	2.97		2/25/2037	13,162,806	14,641,738	0.55
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-1, Class 4CB	7,908,436	6.50	*	2/25/2036	4,862,537	5,114,394	0.19
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 2CB1	3,318,539	6.00	*	7/25/2036	1,983,257	2,342,918	0.09
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-AR10, Class A3A	12,819,090	0.44		12/25/2036	7,969,489	8,517,619	0.32
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-HY1, Class A1	30,598,494	0.30		2/25/2037	18,387,790	17,847,704	0.67

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2012

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)	Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)

Residential Mortgage-Backed Securities (continued)
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-HY1, Class A2A	$41,219,168	0.37	2/25/2037	$26,597,700	$28,039,215	1.06
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-HY2, Class 1A1	5,514,187	3.??	4/25/2037	2,903,371	3,518,382	0.13
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC2, Class A1	12,726,197	0.31	6/25/2037	7,258,605	8,115,356	0.31
Washington Mutual Mortgage Pass-Through Certificates, Series 2006- AR16, Class 1A1	26,836,256	2.43	12/25/2036	20,843,440	21,091,982	0.80
Washington Mutual Mortgage Pass-Through Certificates, Series 2006- AR18, Class 1A1	35,611,544	2.13	1/25/2037	24,814,096	27,628,504	1.04
Washington Mutual Mortgage Pass-Through Certificates, Series 2006- AR8, Class 1A3	2,968,293	2.70	8/25/2046	2,010,991	2,357,169	0.09
Washington Mutual Mortgage Pass-Through Certificates, Series 2007- HY7, Class 2A1	34,522,667	2.57	7/25/2037	24,335,637	25,558,891	0.96
Washington Mutual Mortgage Pass-Through Certificates, Series 2007- HY7, Class 2A3	12,626,641	2.57	7/25/2037	8,947,301	9,544,023	0.36
Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 2A2	53,210,782	5.86	6/25/2037	6,791,491	13,932,924	0.53

Total Residential Mortgage-Backed Securities				$2,225,955,621	$2,448,664,437	92 .34

Total Investments				$2,225,955,621	$2,448,664,437	92 .34

Currency	Notional/Units	Expiration Date	Counterparty	Pay	Receive	Unrealized Appreciation/ (Depreciation)	% of Partners’ Capital
Interest Rate Swap Contracts
USD	87,000,000	1/13/2015	Citigroup Global Markets, Inc.	Fixed 2.83625%	3 Month USD LIBOR	$(5,412,790)	(0.20)
USD	80,000,000	3/29/2015	Citigroup Global Markets, Inc.	Fixed 2.78125%	3 Month USD LIBOR	(4,843,364)	(0.18)

Interest Rate Swap Contracts Outstanding						$(10,256,154)	(0.39)

*	This represents fixed interest rate. All other are variable and floating rate.

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2011

(in United States Dollars)

Investments	Face Amount	Interest Rate(%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States

Commercial Mortgage-Backed Securities
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-6, Class AM	$19,714,000	5.39	*	10/10/2045	$17,011,162	$18,504,211	0.93
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-1, Class AMFX	2,970,614	5.48		1/15/2049	2,176,275	2,771,987	0.14
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-4, Class A4	3,640,000	5.72		2/10/2051	3,894,183	3,983,015	0.20
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2007-4, Class AM	1,205,000	5.79		2/10/2051	943,277	1,140,088	0.06
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class AJ	1,625,000	4.75	*	6/11/2041	1,275,784	1,506,633	0.08
Bear Stearns Commercial Mortgage Securities, Series 2005-T20, Class AJ	16,600,000	5.15		10/12/2042	15,619,455	16,853,017	0.85
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class AM	20,000,000	5.71		6/11/2040	16,259,060	19,155,900	0.96
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AM	12,513,000	5.90		6/11/2050	11,390,639	12,357,088	0.62
Bear Stearns Commercial Mortgage Securities, Series 2007-T28, Class AM	10,725,000	5.84		9/11/2042	9,124,767	11,161,314	0.56
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class AM	5,440,000	6.07		12/10/2049	4,151,415	5,485,506	0.28
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4	11,120,000	5.32	*	12/11/2049	11,683,428	11,794,461	0.59
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B	31,340,000	6.01		12/10/2049	33,254,797	33,679,374	1.69
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C4, Class AJ	4,750,000	5.19		8/15/2038	4,225,800	4,461,119	0.22
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3	25,000,000	5.47	*	9/15/2039	26,019,846	26,587,825	1.34
Credit Suisse Mortgage Capital Certificates, Series 2008-C1, Class AM	23,085,000	6.20		2/15/2041	15,281,516	21,157,495	1.06
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4	50,000,000	5.74	*	12/10/2049	52,932,642	53,938,950	2.71
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class AM	19,285,000	5.48	*	3/10/2039	16,280,266	18,113,321	0.91
GS Mortgage Securities Corp. II, Series 2005-GG4, Class AJ	5,790,000	4.78	*	7/10/2039	4,973,084	5,176,590	0.26
GS Mortgage Securities Corp. II, Series 2007-GG10, Class A4	32,000,000	5.79		8/10/2045	31,688,829	34,751,552	1.75
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP3, Class AJ	31,828,000	5.25		8/15/2042	26,103,009	29,147,223	1.47
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class AM	12,000,000	5.45		12/12/2044	11,555,635	11,862,852	0.60
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-CB16, Class AM	9,330,000	5.59	*	5/12/2045	8,394,617	8,867,036	0.45
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP6, Class AM	2,412,000	5.53		4/15/2043	2,352,578	2,463,542	0.12
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class AM	5,000,000	5.37	*	5/15/2047	4,358,610	4,656,860	0.23
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class AMS	12,000,000	5.34	*	5/15/2047	8,453,024	11,482,716	0.58
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-C1, Class AM	6,460,000	5.94		2/15/2051	4,113,264	5,746,680	0.29
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class A4	35,930,000	5.44	*	6/12/2047	38,257,506	38,510,205	1.94

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2011

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB18, Class AM	$1,198,000	5.47	*	6/12/2047	$845,424	$1,120,536	0.06
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class A4	54,365,000	5.74		2/12/2049	58,235,092	58,819,778	2.95
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2008-C2, Class A4	36,953,000	6.07	*	2/12/2051	36,342,381	38,876,515	1.96
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A3	37,605,000	5.43	*	2/15/2040	39,796,671	40,111,712	2.02
LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class AM	26,378,000	5.49	*	2/15/2040	21,393,249	24,522,123	1.23
Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM	395,000	5.67		5/12/2039	283,423	407,788	0.02
Morgan Stanley Capital I, Series 2006-HQ9, Class AJ	10,000,000	5.79		7/12/2044	8,467,774	8,197,630	0.41
Morgan Stanley Capital I, Series 2006-T23, Class AJ	15,000,000	5.81		8/12/2041	13,927,499	13,222,065	0.67
Morgan Stanley Capital I, Series 2007-HQ13, Class A3	3,655,000	5.57	*	12/15/2044	3,216,167	3,837,081	0.19
Morgan Stanley Capital I, Series 2007-IQ14, Class AM	53,000,000	5.68		4/15/2049	38,147,597	43,842,713	2.21

Total Commercial Mortgage-Backed Securities					$602,429,745	$648,274,501	32.61

Residential Mortgage-Backed Securities
Accredited Mortgage Loan Trust, Series 2004-3, Class 2A2	1,373,453	1.49		10/25/2034	1,185,637	1,188,328	0.06
ACE Securities Corp., Series 2006-CW1, Class A2C	3,225,000	0.43		7/25/2036	1,369,967	1,646,533	0.08
ACE Securities Corp., Series 2006-FM2, Class A2D	7,710,000	0.51		8/25/2036	2,819,002	2,282,183	0.11
ACE Securities Corp., Series 2007-ASP2, Class A2B	11,389,172	0.46		6/25/2037	7,091,928	6,001,023	0.30
ACE Securities Corp., Series 2007-ASP2, Class A2C	11,000,000	0.51		6/25/2037	5,586,894	4,557,949	0.23
ACE Securities Corp., Series 2007-HE2, Class A2A	19,116,937	0.41		12/25/2036	12,576,608	10,640,659	0.54
Adjustable Rate Mortgage Trust, Series 2005-12, Class 2A1	25,150,364	2.93		3/25/2036	16,296,284	14,727,425	0.74
Adjustable Rate Mortgage Trust, Series 2006-2, Class 1A1	21,079,517	5.40		5/25/2036	16,136,354	15,137,180	0.76
Adjustable Rate Mortgage Trust, Series 2006-2, Class 5A1	32,918,994	3.86		5/25/2036	16,209,025	15,364,052	0.77
Adjustable Rate Mortgage Trust, Series 2006-2, Class 6A1	10,301,695	0.46		5/25/2036	5,394,720	4,652,689	0.23
Adjustable Rate Mortgage Trust, Series 2006-3, Class 4A2	33,221,552	0.41		8/25/2036	20,728,177	15,854,653	0.80
Adjustable Rate Mortgage Trust, Series 2007-2, Class 2A1	34,692,949	0.50		6/25/2037	20,257,185	16,839,992	0.85
Asset Backed Funding Certificates, Series 2006-OPT1, Class A3D	1,000,000	0.53		9/25/2036	513,308	350,446	0.02
Asset Backed Funding Certificates, Series 2006-OPT3, Class A3B	24,470,780	0.45		11/25/2036	11,703,404	9,436,129	0.47
Banc of America Alternative Loan Trust, Series 2005-9, Class 4A2	17,625,900	5.50	*	10/25/2035	13,412,123	13,389,991	0.67
Banc of America Alternative Loan Trust, Series 2006-7, Class A5	8,537,000	6.23		10/25/2036	5,426,074	5,231,687	0.26
Banc of America Funding Corp., Series 2006-7, Class T2A3	9,184,265	5.69	*	10/25/2036	5,511,559	5,205,953	0.26
Banc of America Funding Corp., Series 2006-D, Class 5A1	9,249,797	5.65		5/20/2036	7,499,150	7,453,579	0.37
Banc of America Funding Corp., Series 2006-I, Class 6A1	4,349,048	0.47		10/20/2046	2,542,210	2,426,751	0.12
Banc of America Funding Corp., Series 2006-J, Class 2A3	9,627,793	3.37		1/20/2047	6,769,667	5,498,182	0.28
Banc of America Funding Corp., Series 2007-1, Class TA2	35,855,787	0.42		1/25/2037	18,244,759	14,356,263	0.72
Banc of America Funding Corp., Series 2007-5, Class 2A3	7,301,262	6.00	*	7/25/2037	4,966,682	4,954,651	0.25
Banc of America Funding Corp., Series 2007-C, Class 5A1	12,736,862	2.73		5/20/2036	9,988,016	8,953,402	0.45
Banc of America Funding Corp., Series 2007-E, Class 9A1	2,682,888	5.23		9/20/2037	1,652,516	1,404,269	0.07
BCAP LLC Trust, Series 2006-AA1, Class A1	43,533,248	0.48		10/25/2036	25,696,188	19,766,924	0.99
BCAP LLC Trust, Series 2007-AA3, Class 1A1A	1,813,298	0.50		4/25/2037	1,230,109	1,104,750	0.06
BCAP LLC Trust, Series 2007-AA3, Class 2A1A	17,340,601	0.51		5/25/2047	12,196,624	9,415,530	0.47
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-10, Class A3	49,194,932	2.70		10/25/2035	39,007,179	38,159,033	1.92
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-12, Class 23A1	8,630,757	5.64		2/25/2036	6,042,352	4,784,417	0.24

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2011

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)

Residential Mortgage-Backed Securities (continued)
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-3, Class 2A1	$64,644,507	2.69		6/25/2035	$52,336,876	$45,513,030	2.29
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-2, Class 3A2	15,830,639	5.67		7/25/2036	11,630,248	9,958,374	0.50
Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-4, Class 2A1	54,553,990	2.59		10/25/2036	38,598,630	30,593,714	1.54
Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-1, Class 2A1	25,031,500	5.11		2/25/2047	16,063,984	13,281,363	0.67
Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-3, Class 1A1	3,914,433	5.13		5/25/2047	2,879,157	2,380,073	0.12
Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-4, Class 22A1	5,956,892	5.67		6/25/2047	4,421,206	4,143,018	0.21
Bear Stearns Adjustable Rate Mortgage Trust, Series 2007-5, Class 1A1	6,426,411	5.54		8/25/2047	4,032,146	3,282,135	0.17
Bear Stearns Alt-A Trust, Series 2005-7, Class 23A1	50,468,883	5.47		9/25/2035	38,661,559	32,968,899	1.66
Bear Stearns Alt-A Trust, Series 2006-2, Class 22A1	16,258,385	2.62		3/25/2036	8,258,167	6,836,212	0.34
Bear Stearns Alt-A Trust, Series 2006-5, Class 1A1	35,505,191	0.46		8/25/2036	16,602,114	12,257,812	0.62
Bear Stearns Alt-A Trust, Series 2006-7, Class 1A1	15,205,748	0.46		12/25/2046	8,240,704	7,075,508	0.36
Bear Stearns Alt-A Trust, Series 2006-8, Class 1A1	48,375,583	0.45		6/25/2046	23,653,280	16,519,197	0.83
Bear Stearns Alt-A Trust, Series 2006-8, Class 2A1	65,266,094	3.03		8/25/2046	34,178,525	25,237,028	1.27
Bear Stearns Alt-A Trust II, Series 2007-1, Class 1A1	17,406,574	5.09		9/25/2047	10,896,152	7,156,051	0.36
Bear Stearns Asset Backed Securities Trust, Series 2005-AC5, Class 1A2	7,384,439	0.79		8/25/2035	4,937,012	5,154,959	0.26
Bear Stearns Asset Backed Securities Trust, Series 2006-HE5, Class 1A3	5,214,000	0.56		6/25/2036	2,015,111	1,671,661	0.08
Bear Stearns Asset Backed Securities Trust, Series 2007-HE3, Class 1A2	5,725,693	0.49		4/25/2037	3,358,363	3,247,063	0.16
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A4	11,237,000	0.53		10/25/2036	4,261,394	3,730,381	0.19
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A3	30,010,000	0.55		2/25/2037	13,076,596	10,231,970	0.51
Carrington Mortgage Loan Trust, Series 2007-HE1, Class A2	18,920,000	0.44		6/25/2037	9,380,279	11,538,589	0.58
Centex Home Equity, Series 2004-B, Class AF6	6,775,000	4.19	*	3/25/2034	6,098,463	6,309,104	0.32
Chase Mortgage Finance Corp., Series 2007-A1, Class 11A4	19,294,802	2.75		3/25/2037	13,508,661	13,512,902	0.68
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class 1A1	3,749,234	2.79		3/25/2036	2,781,733	2,603,457	0.13
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR7, Class 2A2A	24,168,503	2.67		11/25/2036	14,119,655	12,784,002	0.64
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR7, Class 2A3A	16,091,375	5.39		11/25/2036	10,320,930	8,038,768	0.40
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR9, Class 1A3	13,235,500	0.53		11/25/2036	8,003,297	6,661,758	0.34
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC2, Class A3B	41,000,000	0.47		1/25/2037	16,569,531	12,290,775	0.62
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR1, Class A3	2,987,119	0.51		1/25/2037	1,534,185	1,376,548	0.07
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR4, Class 2A3A	12,151,374	5.38		3/25/2037	8,663,308	8,253,274	0.42
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8, Class 1A1A	41,648,918	5.22		8/25/2047	31,490,498	26,376,427	1.33
Citigroup Mortgage Loan Trust, Inc., Series 2007-AR8, Class 2A1A	45,773,932	5.18		7/25/2037	30,852,859	28,477,382	1.43
Citimortgage Alternative Loan Trust, Series 2006-A7, Class 1A1	38,290,040	6.00		12/25/2036	28,635,145	24,908,590	1.25
Citimortgage Alternative Loan Trust, Series 2007-A2, Class 1A2	21,780,464	5.11		2/25/2037	2,088,928	3,074,047	0.15
Citimortgage Alternative Loan Trust, Series 2007-A6, Class 1A2	51,274,440	5.11		6/25/2037	4,861,387	7,563,744	0.38
Citimortgage Alternative Loan Trust, Series 2007-A6, Class 1A7	5,647,317	6.00	*	6/25/2037	3,919,735	3,743,601	0.19
Countrywide Alternative Loan Trust, Series 2005-63, Class 3A3	12,269,338	5.58		11/25/2035	7,082,383	5,791,520	0.29
Countrywide Alternative Loan Trust, Series 2005-85CB, Class 3A2	4,585,740	5.25	*	2/25/2021	3,862,253	4,164,957	0.21
Countrywide Alternative Loan Trust, Series 2005-J11, Class 2A1	6,401,089	6.00	*	10/25/2035	4,551,832	4,215,507	0.21
Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1	26,150,620	0.56		8/25/2035	14,027,509	8,987,524	0.45

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2011

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)

Residential Mortgage-Backed Securities (continued)
Countrywide Alternative Loan Trust, Series 2006-23CB, Class 2A5	$44,494,982	0.69		8/25/2036	$21,230,070	$13,979,745	0.70
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A9	23,147,315	6.00	*	6/25/2036	16,003,280	15,774,016	0.79
Countrywide Alternative Loan Trust, Series 2006-25CB, Class A10	6,971,530	0.89		10/25/2036	4,089,938	3,542,722	0.18
Countrywide Alternative Loan Trust, Series 2006-26CB, Class A12	6,923,959	0.59		9/25/2036	3,270,920	2,572,853	0.13
Countrywide Alternative Loan Trust, Series 2006-36T2, Class 2A1	3,244,497	6.25	*	12/25/2036	2,132,567	1,989,931	0.10
Countrywide Alternative Loan Trust, Series 2006-39CB, Class 1A6	4,744,628	0.89		1/25/2037	2,544,168	2,141,830	0.11
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 2A11	7,511,891	5.50	*	5/25/2036	4,686,543	4,179,444	0.21
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 2A4	7,973,299	5.75	*	5/25/2036	5,012,216	4,693,666	0.24
Countrywide Alternative Loan Trust, Series 2006-HY11, Class A1	42,573,461	0.41		6/25/2036	24,392,328	20,069,385	1.01
Countrywide Alternative Loan Trust, Series 2006-J8, Class A4	13,043,706	6.00	*	2/25/2037	8,342,510	7,645,607	0.38
Countrywide Alternative Loan Trust, Series 2007-11T1, Class A21	12,594,437	6.00	*	5/25/2037	8,059,546	7,973,236	0.40
Countrywide Alternative Loan Trust, Series 2007-16CB, Class 2A1	23,396,065	0.74		8/25/2037	12,349,716	9,353,256	0.47
Countrywide Alternative Loan Trust, Series 2007-17CB, Class 1A6	7,319,150	0.79		8/25/2037	5,142,122	4,456,813	0.22
Countrywide Alternative Loan Trust, Series 2007-18CB, Class 1A7	9,088,988	0.76		8/25/2037	5,663,020	4,384,400	0.22
Countrywide Alternative Loan Trust, Series 2007-25, Class 1A2	18,956,946	6.50	*	11/25/2037	14,490,792	14,524,187	0.73
Countrywide Alternative Loan Trust, Series 2007-4CB, Class 1A5	15,659,296	5.75	*	4/25/2037	11,584,010	10,846,928	0.55
Countrywide Alternative Loan Trust, Series 2007-5CB, Class 1A12	5,599,676	6.00	*	4/25/2037	3,409,823	3,294,048	0.17
Countrywide Alternative Loan Trust, Series 2007-5CB, Class 1A13	9,686,529	6.00	*	4/25/2037	7,285,450	5,931,304	0.30
Countrywide Alternative Loan Trust, Series 2007-HY7C, Class A1	49,495,808	0.43		8/25/2037	29,427,874	22,968,975	1.16
Countrywide Asset-Backed Certificates, Series 2005-1, Class AF5A	13,600,000	5.50		7/25/2035	11,628,905	9,848,902	0.50
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4	7,903,000	5.21		2/25/2036	5,066,302	3,996,895	0.20
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF6	2,506,192	5.05		2/25/2036	2,142,449	1,915,310	0.10
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV3	7,511,000	0.54		4/25/2036	6,457,962	6,426,021	0.32
Countrywide Asset-Backed Certificates, Series 2005-IM1, Class A3	19,439,000	0.69		11/25/2035	13,205,194	11,925,030	0.60
Countrywide Asset-Backed Certificates, Series 2006-15, Class A3	26,475,000	5.69		10/25/2046	18,132,153	15,134,248	0.76
Countrywide Asset-Backed Certificates, Series 2006-15, Class A6	5,392,656	5.83		10/25/2046	3,543,312	3,642,173	0.18
Countrywide Asset-Backed Certificates, Series 2006-17, Class 2A2	11,000,122	0.44		3/25/2047	7,553,800	6,486,442	0.33
Countrywide Asset-Backed Certificates, Series 2006-18, Class 2A2	8,037,381	0.45		3/25/2037	5,586,895	5,212,097	0.26
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-22, Class 1A1	29,062,760	5.16		11/25/2035	22,104,777	21,472,003	1.08
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HY10, Class 1A1	15,516,786	3.32		2/20/2036	9,990,664	8,434,304	0.42
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB7, Class 6A1	30,721,130	5.34		11/20/2035	19,557,553	19,531,727	0.98
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB8, Class 2A1	12,939,070	2.86		12/20/2035	9,271,120	8,369,793	0.42
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-HYB9, Class 2A1	3,455,934	2.53		2/20/2036	2,049,934	1,916,785	0.10
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-19, Class 1A6	7,908,470	6.00	*	1/25/2037	6,564,851	6,991,293	0.35
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB1, Class 1A1	52,063,759	2.70		3/20/2036	31,839,678	21,316,465	1.07
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB1, Class 2A2C	54,193,000	2.66		3/20/2036	23,936,275	17,900,273	0.90
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB2, Class 1A1	8,159,986	2.86		4/20/2036	4,511,090	3,858,498	0.19
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB3, Class 2A1A	16,767,720	2.73		5/20/2036	11,152,004	10,000,536	0.50

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2011

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)

Residential Mortgage-Backed Securities (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-HYB3, Class 3A1A	$6,663,463	5.59		5/20/2036	$4,300,073	$3,863,729	0.19
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-21, Class 1A1	19,332,321	6.25	*	2/25/2038	16,427,590	17,069,415	0.86
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY1, Class 1A1	39,407,540	5.33		4/25/2037	29,909,476	26,052,955	1.31
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY3, Class 4A1	8,587,405	5.66		6/25/2047	6,699,208	6,857,490	0.34
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY4, Class 1A1	10,954,592	5.59		9/25/2047	7,990,684	6,560,234	0.33
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5, Class 1A1	30,402,397	5.60		9/25/2047	19,633,990	18,660,718	0.94
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5, Class 3A1	17,327,836	5.83		9/25/2037	13,212,116	12,665,937	0.64
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB2, Class 3A1	42,993,784	3.71		2/25/2047	24,562,380	20,288,251	1.02
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-11, Class 1A1	19,009,497	6.50	*	12/25/2035	13,485,127	10,610,170	0.53
Credit Suisse Mortgage Capital Certificates, Series 2006-4, Class 3A1	19,660,089	6.50	*	5/25/2036	11,534,252	11,587,106	0.58
Credit Suisse Mortgage Capital Certificates, Series 2006-5, Class 3A1	2,451,297	6.50	*	6/25/2036	1,442,127	1,303,323	0.07
Credit Suisse Mortgage Capital Certificates, Series 2006-7, Class 7A5	12,113,745	6.00	*	8/25/2036	8,279,743	7,642,138	0.38
Credit Suisse Mortgage Capital Certificates, Series 2006-7, Class 8A6	9,547,590	0.92		8/25/2036	4,652,625	4,716,997	0.24
Credit Suisse Mortgage Capital Certificates, Series 2007-1, Class 1A1B	6,353,657	0.37		2/25/2037	2,581,062	1,909,166	0.10
Credit Suisse Mortgage Capital Certificates, Series 2007-1, Class 1A6A	7,618,729	5.86		2/25/2037	4,717,897	3,882,481	0.20
Credit Suisse Mortgage Capital Certificates, Series 2007-3, Class 1A3A	16,659,123	5.75		4/25/2037	9,494,563	8,443,010	0.42
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2005-AR1, Class 2A3	16,705,000	1.86		8/25/2035	8,806,843	8,259,921	0.42
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2006-AR3, Class A2	7,278,874	0.41		8/25/2036	3,143,185	3,055,540	0.15
Deutsche Alt-A Securities, Inc. Alternate Loan Trust, Series 2007-BAR1, Class A3	25,685,000	0.45		3/25/2037	11,035,001	7,271,218	0.37
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF11, Class 2A3	14,400,000	0.44		8/25/2036	8,614,084	6,774,581	0.34
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF11, Class 2A4	9,000,000	0.53		8/25/2036	4,513,333	2,894,121	0.15
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF13, Class A2D	20,645,705	0.53		10/25/2036	10,313,313	7,008,267	0.35
First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF8, Class IIA3	13,125,414	0.44		7/25/2036	9,739,208	8,684,837	0.44
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF2, Class A2B	23,967,879	0.39		3/25/2037	12,051,129	8,836,430	0.44
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF2, Class A2C	4,363,660	0.44		3/25/2037	2,179,394	1,618,809	0.08
First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FF2, Class A2D	5,677,450	0.51		3/25/2037	2,835,360	2,125,450	0.11

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2011

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)

Residential Mortgage-Backed Securities (continued)
First Horizon Alternative Mortgage Securities, Series 2006-AA2, Class 2A1	$1,638,564	2.24		5/25/2036	$814,468	$740,161	0.04
First Horizon Alternative Mortgage Securities, Series 2006-AA4, Class 2A1	5,849,210	2.43		7/25/2036	3,367,584	2,862,767	0.14
First Horizon Alternative Mortgage Securities, Series 2006-FA3, Class A8	7,058,177	6.00	*	7/25/2036	5,223,278	4,854,854	0.24
First Horizon Alternative Mortgage Securities, Series 2007-FA2, Class 1A1	5,265,674	5.50	*	4/25/2037	3,702,749	3,432,351	0.17
First Horizon Alternative Mortgage Securities, Series 2007-FA3, Class A7	5,645,234	6.00	*	6/25/2037	4,060,825	3,319,991	0.17
First Horizon Asset Securities, Inc., Series 2007-AR1, Class 1A1	3,930,653	5.04		5/25/2037	2,836,824	2,322,611	0.12
First Horizon Asset Securities, Inc., Series 2007-AR2, Class 1A1	6,050,725	5.50		8/25/2037	4,659,996	3,993,406	0.20
First Horizon Asset Securities, Inc., Series 2007-AR2, Class 1A2	4,103,959	5.50		8/25/2037	3,223,988	2,708,564	0.14
First Horizon Asset Securities, Inc., Series 2007-AR3, Class 1A1	6,923,554	5.76		11/25/2037	5,543,954	4,204,127	0.21
GMAC Mortgage Corp. Loan Trust, Series 2005-AF2, Class A1	4,394,952	6.00	*	12/25/2035	3,102,928	2,916,877	0.15
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1	22,236,143	2.99		4/19/2036	16,149,703	15,187,308	0.76
GSAA Trust, Series 2006-11, Class 2A1	19,955,055	0.38		7/25/2036	9,705,151	7,633,607	0.38
GSAA Trust, Series 2006-15, Class AF4	15,843,974	5.96		9/25/2036	9,733,909	7,885,974	0.40
GSAA Trust, Series 2006-20, Class 1A1	24,162,127	0.36		12/25/2046	12,488,632	9,371,329	0.47
GSAA Trust, Series 2006-4, Class 4A2	9,114,484	0.52		3/25/2036	4,811,206	5,284,368	0.27
GSAA Trust, Series 2007-1, Class 1A1	18,149,669	0.37		2/25/2037	10,380,290	7,065,303	0.36
GSAA Trust, Series 2007-1, Class 1A2	27,004,653	0.46		2/25/2037	13,133,023	10,626,223	0.53
GSAA Trust, Series 2007-4, Class A2	21,619,803	0.49		3/25/2037	10,580,085	7,538,998	0.38
GSAA Trust, Series 2007-5, Class 1AV1	13,146,426	0.39		3/25/2047	7,666,926	5,396,818	0.27
GSAMP Trust, Series 2006-FM3, Class A2D	24,887,760	0.52		11/25/2036	9,883,284	7,554,008	0.38
GSR Mortgage Loan Trust, Series 2005-AR3, Class 6A1	5,664,639	2.77		5/25/2035	4,682,523	4,230,936	0.21
GSR Mortgage Loan Trust, Series 2005-AR5, Class 1A1	6,366,620	2.84		10/25/2035	4,875,234	4,308,674	0.22
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A1	10,164,742	2.77		1/25/2036	7,478,249	7,028,360	0.35
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A4	88,060,000	2.77		1/25/2036	61,079,304	49,219,904	2.47
GSR Mortgage Loan Trust, Series 2006-AR2, Class 3A1	42,717,841	2.64		4/25/2036	31,249,026	25,941,990	1.30
GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1	31,893,287	2.92		3/25/2047	23,515,611	19,142,159	0.96
GSR Mortgage Loan Trust, Series 2007-AR2, Class 1A1	67,676,717	5.37		5/25/2047	49,028,478	39,943,949	2.01
Homebanc Mortgage Trust, Series 2004-2, Class A2	1,916,441	0.74		12/25/2034	1,288,079	1,148,500	0.06
HSI Asset Securitization Corp. Trust, Series 2006-HE1, Class 2A2	10,841,545	0.40		10/25/2036	4,645,810	3,590,123	0.18
HSI Asset Securitization Corp. Trust, Series 2007-HE1, Class 2A3	4,000,000	0.48		1/25/2037	1,588,284	1,256,696	0.06
HSI Asset Securitization Corp. Trust, Series 2007-HE1, Class 2A4	5,000,000	0.57		1/25/2037	1,981,197	1,301,245	0.07
HSI Asset Securitization Corp. Trust, Series 2007-HE2, Class 2A3	8,900,000	0.55		4/25/2037	3,444,410	2,338,804	0.12
HSI Asset Securitization Corp. Trust, Series 2007-NC1, Class A4	7,940,000	0.57		4/25/2037	2,977,399	2,386,153	0.12
Impac Cmb Trust, Series 2005-3, Class A1	25,045,586	0.77		8/25/2035	17,234,657	15,023,995	0.76
Impac Secured Assets Cmn Owner Trust, Series 2005-2, Class A1	9,933,468	0.61		3/25/2036	5,010,862	4,211,910	0.21
IndyMac Inda Mortgage Loan Trust, Series 2007-AR3, Class 3A1	31,297,757	5.81		7/25/2037	24,641,882	23,244,906	1.17
IndyMac Index Mortgage Loan Trust, Series 2005-AR13, Class 1A1	11,265,141	2.54		8/25/2035	6,696,728	5,791,578	0.29
IndyMac Index Mortgage Loan Trust, Series 2005-AR15, Class A1	26,636,496	4.91		9/25/2035	18,597,578	18,625,010	0.94
IndyMac Index Mortgage Loan Trust, Series 2005-AR23, Class 2A1	81,471,135	2.42		11/25/2035	54,335,467	44,725,046	2.25
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 5A1	23,805,944	0.58		1/25/2036	10,663,837	8,629,893	0.43
IndyMac Index Mortgage Loan Trust, Series 2006-AR11, Class 2A1	10,466,385	3.04		6/25/2036	5,961,108	4,793,092	0.24
IndyMac Index Mortgage Loan Trust, Series 2006-AR11, Class 5A1	5,457,632	4.78		6/25/2036	2,797,685	2,585,002	0.13
IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A1	5,940,189	5.33		7/25/2036	4,188,182	4,426,605	0.22
IndyMac Index Mortgage Loan Trust, Series 2006-AR13, Class A2	5,337,009	0.59		7/25/2036	3,973,966	3,129,286	0.16

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2011

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)

Residential Mortgage-Backed Securities (continued)
IndyMac Index Mortgage Loan Trust, Series 2006-AR25, Class 1A1	$13,081,325	2.76		9/25/2036	$6,869,513	$6,404,237	0.32
IndyMac Index Mortgage Loan Trust, Series 2006-AR25, Class 3A1	27,790,782	2.84		9/25/2036	15,400,329	10,849,827	0.55
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 1A4	9,122,152	0.48		10/25/2036	5,324,435	3,833,666	0.19
IndyMac Index Mortgage Loan Trust, Series 2006-AR3, Class 1A1	17,076,152	2.92		3/25/2036	8,270,266	7,200,006	0.36
IndyMac Index Mortgage Loan Trust, Series 2006-AR3, Class 2A1A	5,824,654	2.72		3/25/2036	3,098,116	2,718,611	0.14
IndyMac Index Mortgage Loan Trust, Series 2006-AR3, Class 2A1B	12,881,980	2.72		3/25/2036	6,871,842	6,012,561	0.30
IndyMac Index Mortgage Loan Trust, Series 2006-AR39, Class A1	99,117,852	0.47		2/25/2037	59,755,793	46,066,905	2.32
IndyMac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1	8,017,927	4.93		8/25/2037	4,990,362	4,632,317	0.23
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 1A1	48,608,285	4.77		5/25/2037	23,012,632	18,227,232	0.92
IndyMac Index Mortgage Loan Trust, Series 2007-AR5, Class 2A1	8,544,203	4.68		5/25/2037	5,377,660	4,219,777	0.21
IndyMac Residential Asset Backed Trust, Series 2005-D, Class AII3	5,066,091	0.54		3/25/2036	3,903,408	3,663,645	0.18
JPMorgan Alternative Loan Trust, Series 2006-A1, Class 1A1	15,868,859	0.52		3/25/2036	10,135,945	9,301,817	0.47
JPMorgan Alternative Loan Trust, Series 2006-A1, Class 4A4	7,229,576	5.24		3/25/2036	4,776,764	4,349,891	0.22
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 2A1	21,637,006	2.67		5/25/2036	13,950,237	10,028,926	0.50
JPMorgan Alternative Loan Trust, Series 2006-A3, Class 2A1	25,300,143	2.66		7/25/2036	14,677,527	11,308,253	0.57
JPMorgan Alternative Loan Trust, Series 2006-A5, Class 2A5	10,312,000	5.85		10/25/2036	5,722,197	3,970,275	0.20
JPMorgan Mortgage Acquisition Corp., Series 2006-CH2, Class AF5	20,000,000	5.89		10/25/2036	12,834,594	10,685,000	0.54
JPMorgan Mortgage Acquisition Corp., Series 2006-CH2, Class AF6	2,738,412	5.54		10/25/2036	2,048,212	1,615,329	0.08
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class A4	6,396,551	0.58		5/25/2035	4,260,643	3,507,971	0.18
JPMorgan Mortgage Acquisition Corp., Series 2006-WMC2, Class A4	10,000,000	0.40		7/25/2036	4,159,005	3,058,230	0.15
JPMorgan Mortgage Acquisition Corp., Series 2006-WMC3, Class A3	3,751,481	0.40		8/25/2036	1,638,452	1,078,682	0.05
JPMorgan Mortgage Acquisition Corp., Series 2006-WMC3, Class A4	12,623,947	0.44		8/25/2036	5,345,442	3,651,313	0.18
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class AF4	31,800,000	5.80		11/25/2036	25,620,144	22,256,342	1.13
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class AF5	6,000,000	5.92	*	11/25/2036	4,629,951	4,243,032	0.21
JPMorgan Mortgage Acquisition Corp., Series 2007-CH1, Class AF6	11,455,438	5.50		11/25/2036	9,826,127	9,944,134	0.50
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A3	8,085,000	0.44		3/25/2037	4,475,425	5,652,337	0.28
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A4	4,564,119	0.50		3/25/2037	1,840,506	1,651,896	0.08
JPMorgan Mortgage Acquisition Corp., Series 2007-CH3, Class A5	13,500,000	0.55		3/25/2037	5,382,298	4,263,516	0.21
JPMorgan Mortgage Acquisition Corp., Series 2007-CH4, Class A5	2,890,000	0.53		5/25/2037	1,194,594	1,044,917	0.05
JPMorgan Mortgage Trust, Series 2005-A8, Class 2A3	8,475,000	2.59		11/25/2035	5,689,199	5,964,552	0.30
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A1	14,833,996	2.76		6/25/2036	11,281,975	10,004,180	0.50
JPMorgan Mortgage Trust, Series 2006-A5, Class 2A4	10,438,373	2.77		8/25/2036	7,785,023	6,910,412	0.35
JPMorgan Mortgage Trust, Series 2006-A5, Class 3A2	5,947,328	5.81		8/25/2036	4,640,210	4,347,408	0.22
JPMorgan Mortgage Trust, Series 2006-A5, Class 3A5	3,049,047	5.81		8/25/2036	2,378,920	2,228,808	0.11
JPMorgan Mortgage Trust, Series 2006-S2, Class 3A11	5,542,807	6.50	*	7/25/2036	4,164,506	4,850,184	0.24
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A6	1,521,099	2.81		7/25/2035	1,138,616	1,067,422	0.05
JPMorgan Mortgage Trust, Series 2007-A2, Class 1A1	4,931,625	2.78		4/25/2037	3,269,159	3,058,608	0.15
JPMorgan Mortgage Trust, Series 2007-A4, Class 1A1	2,580,160	4.74		6/25/2037	1,923,152	1,602,429	0.08
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3	17,893,889	5.70		6/25/2037	13,343,449	13,114,002	0.66
JPMorgan Mortgage Trust, Series 2007-S1, Class 2A22	8,072,802	5.75	*	3/25/2037	6,606,073	6,334,187	0.32
JPMorgan Mortgage Trust, Series 2007-S3, Class 1A35	23,003,956	6.00	*	8/25/2037	19,896,243	19,071,867	0.96
JPMorgan Mortgage Trust, Series 2007-S3, Class 1A97	5,240,413	6.00	*	8/25/2037	4,338,633	4,344,612	0.22
Lehman Mortgage Trust, Series 2005-2, Class 3A5	10,867,294	5.50	*	12/25/2035	8,285,147	7,949,578	0.40
Lehman Mortgage Trust, Series 2005-3, Class 1A3	3,351,051	5.50	*	1/25/2036	2,816,353	2,322,332	0.12
Lehman Mortgage Trust, Series 2006-3, Class 1A1	7,442,172	6.00	*	7/25/2036	5,215,872	4,975,300	0.25
Lehman Mortgage Trust, Series 2006-3, Class 1A4	4,380,329	6.00	*	7/25/2036	2,935,309	2,708,217	0.14

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2011

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)

Residential Mortgage-Backed Securities (continued)
Lehman Mortgage Trust, Series 2006-5, Class 1A13	$6,259,461	6.00	*	9/25/2036	$3,817,817	$3,747,665	0.19
Lehman XS Trust, Series 2006-5, Class 1A1A	17,637,052	0.50		4/25/2036	9,735,777	7,037,572	0.35
Long Beach Mortgage Loan Trust, Series 2006-7, Class 2A3	25,798,657	0.45		8/25/2036	10,031,177	8,324,324	0.42
Long Beach Mortgage Loan Trust, Series 2006-8, Class 2A3	34,480,516	0.45		9/25/2036	13,672,443	9,881,323	0.50
Master Adjustable Rate Mortgages Trust, Series 2006-2, Class 5A1	7,448,242	2.68		5/25/2036	5,672,748	5,018,231	0.25
Master Adjustable Rate Mortgages Trust, Series 2007-HF2, Class A1	57,137,546	0.60		9/25/2037	41,361,741	34,432,971	1.73
Master Alternative Loans Trust, Series 2005-3, Class 3A1	7,263,142	6.50	*	4/25/2035	6,105,787	6,422,223	0.32
Master Asset Backed Securities Trust, Series 2007-HE2, Class A2	1,191,691	0.99		8/25/2037	1,088,805	1,039,389	0.05
Merrill Lynch Alternative Note Asset, Series 2007-A1, Class A2C	21,411,932	0.52		1/25/2037	9,311,378	5,992,151	0.30
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-2, Class 1A1	23,735,043	2.62		8/25/2036	18,404,312	17,017,290	0.86
Merrill Lynch Mortgage Backed Securities Trust, Series 2007-3, Class 2A1	14,657,611	4.96		6/25/2037	10,074,816	8,971,205	0.45
Merrill Lynch Mortgage Investors, Inc., Series 2005-A4, Class 1A	9,739,222	2.63		7/25/2035	6,571,785	5,995,826	0.30
Merrill Lynch Mortgage Investors, Inc., Series 2005-A6, Class 2A2	3,136,232	0.57		8/25/2035	2,722,904	2,739,395	0.14
Merrill Lynch Mortgage Investors, Inc., Series 2005-A9, Class 2A1C	15,820,000	2.52		12/25/2035	10,745,910	10,258,084	0.52
Merrill Lynch Mortgage Investors, Inc., Series 2006-HE5, Class A2C	11,104,597	0.44		8/25/2037	4,503,228	3,037,152	0.15
Merrill Lynch Mortgage Investors, Inc., Series 2007-MLN1, Class A2A	35,326,227	0.40		3/25/2037	23,668,718	18,098,402	0.92
Morgan Stanley ABS Capital I, Series 2007-HE1, Class A2C	60,125,000	0.44		11/25/2036	24,051,260	16,952,183	0.85
Morgan Stanley Home Equity Loan Trust, Series 2007-2, Class A3	35,000,000	0.52		4/25/2037	13,340,219	9,756,355	0.49
Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A	4,209,166	0.55		4/25/2035	3,169,138	2,884,268	0.15
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3	17,571,652	2.73		3/25/2036	10,730,813	8,735,694	0.44
Morgan Stanley Mortgage Loan Trust, Series 2006-6AR, Class 2A	23,967,812	2.69		5/25/2036	15,330,754	13,004,096	0.65
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A5	2,300,413	6.14	*	6/25/2036	1,276,602	1,064,410	0.05
Morgan Stanley Mortgage Loan Trust, Series 2007-12, Class 3A22	7,806,696	6.00	*	8/25/2037	6,269,235	6,565,658	0.33
Morgan Stanley Mortgage Loan Trust, Series 2007-13, Class 6A1	20,035,499	6.00	*	10/25/2037	14,282,683	12,786,756	0.64
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1	51,838,580	4.69		11/25/2037	35,130,891	30,182,858	1.52
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV4	42,306,000	0.54		6/25/2037	22,344,621	14,827,999	0.76
Nomura Asset Acceptance Corp., Series 2005-AP3, Class A4	6,975,000	5.61		8/25/2035	4,507,532	4,313,975	0.22
Nomura Asset Acceptance Corp., Series 2005-AR4, Class 3A1	1,149,356	2.97		8/25/2035	768,818	762,104	0.04
Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A3	9,349,663	6.22		8/25/2036	4,559,468	3,600,050	0.18
Nomura Asset Acceptance Corp., Series 2006-AF2, Class 1A4	3,988,576	6.43		8/25/2036	2,063,274	1,545,876	0.08
Nomura Asset Acceptance Corp., Series 2007-2, Class A1B	3,227,770	6.02		4/25/2047	1,807,378	1,747,066	0.09
Novastar Home Equity Loan, Series 2007-2, Class A2C	3,400,000	0.47		9/25/2037	1,336,494	793,261	0.04
Opteum Mortgage Acceptance Corp., Series 2006-1, Class 2APT	3,666,478	5.75		4/25/2036	2,618,050	2,910,102	0.15
Option One Mortgage Loan Trust, Series 2007-3, Class 2A2	4,930,000	0.47		4/25/2037	2,129,337	1,788,811	0.09
Option One Mortgage Loan Trust, Series 2007-6, Class 2A4	10,200,000	0.54		7/25/2037	4,043,836	3,193,773	0.16
Ownit Mortgage Loan Asset Backed Certificates, Series 2005-5, Class A2B	1,138,471	0.58		10/25/2036	831,923	955,224	0.05
Popular ABS Mortgage Pass-Through Trust, Series 2006-E, Class A3	11,867,000	0.50		1/25/2037	5,377,946	4,046,872	0.20
Prime Mortgage Trust, Series 2006-1, Class 2A7	11,346,016	6.00	*	6/25/2036	8,761,148	6,975,882	0.35
Renaissance Home Equity Loan Trust, Series 2005-2, Class AF4	2,685,000	4.93		8/25/2035	2,188,399	2,063,943	0.10
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2	5,000,000	7.00		9/25/2037	2,504,083	1,912,920	0.10
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF3	44,796,000	7.24		9/25/2037	22,556,771	17,147,685	0.87
Residential Accredit Loans, Inc., Series 2005-QA10, Class A31	38,736,220	3.61		9/25/2035	25,736,161	22,801,340	1.15
Residential Accredit Loans, Inc., Series 2005-QA4, Class A31	25,433,440	3.19		4/25/2035	19,323,680	17,788,173	0.89
Residential Accredit Loans, Inc., Series 2005-QA6, Class NB23	1,561,253	3.19		5/25/2035	929,034	881,013	0.04
Residential Accredit Loans, Inc., Series 2005-QA7, Class A21	10,936,033	3.23		7/25/2035	7,036,021	6,875,790	0.35

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2011

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)

Residential Mortgage-Backed Securities (continued)
Residential Accredit Loans, Inc., Series 2005-QA8, Class CB21	$36,031,153	3.30		7/25/2035	$24,851,953	$21,027,925	1.06
Residential Accredit Loans, Inc., Series 2006-QA1, Class A21	18,838,896	3.82		1/25/2036	10,418,654	9,434,331	0.47
Residential Accredit Loans, Inc., Series 2006-QA8, Class A2	10,026,856	0.47		9/25/2036	4,969,906	4,145,854	0.21
Residential Accredit Loans, Inc., Series 2006-QS10, Class A1	4,091,252	6.00	*	8/25/2036	2,649,282	2,352,253	0.12
Residential Accredit Loans, Inc., Series 2006-QS10, Class A15	9,465,253	6.00	*	8/25/2036	5,832,378	5,355,109	0.27
Residential Accredit Loans, Inc., Series 2006-QS10, Class A5	5,168,368	0.59		8/25/2036	3,032,198	2,110,477	0.11
Residential Accredit Loans, Inc., Series 2006-QS12, Class 2A12	10,434,428	0.49		9/25/2036	5,334,929	4,245,664	0.21
Residential Accredit Loans, Inc., Series 2006-QS15, Class A5	6,250,499	6.50	*	10/25/2036	3,981,982	3,782,102	0.19
Residential Accredit Loans, Inc., Series 2006-QS16, Class A1	9,561,511	0.69		11/25/2036	5,142,152	4,287,582	0.22
Residential Accredit Loans, Inc., Series 2006-QS6, Class 2A1	2,504,149	6.00	*	6/25/2021	2,175,800	2,131,612	0.11
Residential Accredit Loans, Inc., Series 2006-QS8, Class A4	4,434,927	0.74		8/25/2036	2,115,613	1,917,529	0.10
Residential Accredit Loans, Inc., Series 2007-QA2, Class A3	5,958,501	0.44		2/25/2037	2,673,573	2,409,695	0.12
Residential Accredit Loans, Inc., Series 2007-QS1, Class 1A4	13,945,405	6.00	*	1/25/2037	8,897,055	8,524,324	0.43
Residential Accredit Loans, Inc., Series 2007-QS1, Class 2A8	6,275,078	0.59		1/25/2037	3,050,223	2,754,169	0.14
Residential Accredit Loans, Inc., Series 2007-QS10, Class A1	13,265,093	6.50	*	9/25/2037	8,808,658	6,692,956	0.34
Residential Accredit Loans, Inc., Series 2007-QS2, Class A4	4,158,260	6.25	*	1/25/2037	2,490,208	2,570,042	0.13
Residential Accredit Loans, Inc., Series 2007-QS8, Class A13	5,809,713	6.00	*	6/25/2037	3,563,273	3,380,306	0.17
Residential Accredit Loans, Inc., Series 2007-QS9, Class A33	7,386,811	6.50	*	7/25/2037	4,890,396	4,394,369	0.22
Residential Asset Mortgage Products, Inc., Series 2006-RZ5, Class A2	32,234,239	0.47		8/25/2046	26,690,117	23,656,062	1.20
Residential Asset Securities Corp., Series 2005-AHL3, Class A3	20,805,000	0.63		11/25/2035	11,608,599	9,574,794	0.48
Residential Asset Securities Corp., Series 2006-KS5, Class A3	11,380,699	0.45		7/25/2036	8,643,722	8,010,271	0.40
Residential Asset Securitization Trust, Series 2005-A13, Class 1A2	38,748,868	4.51		10/25/2035	3,824,729	5,156,320	0.26
Residential Asset Securitization Trust, Series 2005-A7, Class A3	6,476,582	5.50	*	6/25/2035	5,259,022	5,495,334	0.28
Residential Asset Securitization Trust, Series 2006-A7CB, Class 2A1	3,004,364	6.50	*	7/25/2036	1,494,822	1,314,464	0.07
Residential Asset Securitization Trust, Series 2007-A9, Class A6	11,419,000	6.25	*	9/25/2037	7,625,227	6,917,516	0.35
Residential Funding Mortgage Securities I, Series 2005-SA4, Class 2A2	6,620,298	5.21		9/25/2035	5,554,320	5,052,711	0.25
Residential Funding Mortgage Securities I, Series 2005-SA5, Class 1A	8,089,204	3.03		11/25/2035	5,212,990	4,397,154	0.22
Residential Funding Mortgage Securities I, Series 2006-S1, Class 2A	6,157,151	5.75	*	1/25/2036	4,730,841	4,610,875	0.23
Residential Funding Mortgage Securities I, Series 2006-SA1, Class 1A1	7,303,958	3.29		2/25/2036	5,264,337	4,663,497	0.23
Residential Funding Mortgage Securities I, Series 2006-SA2, Class 3A1	10,880,189	5.84		8/25/2036	8,411,974	7,871,762	0.40
Residential Funding Mortgage Securities I, Series 2006-SA3, Class 2A1	2,730,308	3.63		9/25/2036	2,028,314	1,668,226	0.08
Residential Funding Mortgage Securities I, Series 2007-SA2, Class 1A	7,485,456	3.22		4/25/2037	4,035,624	3,497,100	0.18
Residential Funding Mortgage Securities I, Series 2007-SA2, Class 2A1	26,601,327	5.19		4/25/2037	19,108,354	16,030,572	0.81
Residential Funding Mortgage Securities I, Series 2007-SA2, Class 2A2	6,114,334	5.19		4/25/2037	4,301,819	3,684,639	0.19
Residential Funding Mortgage Securities I, Series 2007-SA2, Class 4A	10,405,276	5.88		4/25/2037	7,598,897	7,212,927	0.36
Residential Funding Mortgage Securities I, Series 2007-SA3, Class 2A1	29,189,011	5.67		7/27/2037	19,774,382	18,403,175	0.93
Residential Funding Mortgage Securities I, Series 2007-SA4, Class 3A1	32,776,569	5.92		10/25/2037	24,539,487	19,870,304	1.00

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2011

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)	Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)

Residential Mortgage-Backed Securities (continued)
Sequoia Mortgage Trust, Series 2007-1, Class 2A1	$16,810,430	3.41	2/20/2047	$12,785,216	$12,516,962	0.63
Sequoia Mortgage Trust, Series 2007-3, Class 2AA1	83,752,246	4.60	7/20/2037	59,751,164	52,930,834	2.65
Sequoia Mortgage Trust, Series 2007-3, Class 2BA1	2,821,943	5.18	7/20/2037	1,946,335	1,774,697	0.09
Soundview Home Equity Loan Trust, Series 2006-3, Class A4	18,000,000	0.54	11/25/2036	7,642,360	5,322,474	0.27
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 1A1	52,435,538	2.54	6/25/2035	38,512,221	32,755,065	1.65
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 6A3	20,365,000	5.40	11/25/2035	16,305,235	13,914,916	0.70
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-23, Class 1A1	7,987,319	2.53	1/25/2036	4,396,614	4,081,137	0.21
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-10, Class 2A1	31,431,410	5.68	11/25/2036	23,999,577	19,809,206	1.00
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 1A1	74,028,937	0.45	1/25/2037	46,267,870	32,223,686	1.62
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-3, Class 3A2	6,040,077	5.33	4/25/2036	2,541,596	1,860,609	0.09
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-7, Class 1A1	21,184,206	2.60	8/25/2036	15,068,325	13,584,033	0.68
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-5, Class 1A1	26,660,676	0.51	6/25/2037	19,204,189	15,589,723	0.78
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 1A1	10,400,495	0.59	8/25/2037	6,859,305	5,542,309	0.28
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1	31,214,171	5.04	10/25/2047	20,783,622	18,478,571	0.93
Structured Asset Investment Loan Trust, Series 2004-2, Class A4	16,247,491	1.00	3/25/2034	12,564,670	11,722,776	0.59
Structured Asset Mortgage Investments, Inc., Series 2005-AR3, Class 2A1	799,979	2.50	8/25/2035	652,676	585,042	0.03
SunTrust Adjustable Rate Mortgage Loan Trust, Series 2007-1, Class 1A1	20,878,797	3.28	2/25/2037	14,340,422	12,367,326	0.62
SunTrust Adjustable Rate Mortgage Loan Trust, Series 2007-2, Class 1A1	44,497,111	5.36	4/25/2037	34,150,061	29,700,709	1.49
SunTrust Adjustable Rate Mortgage Loan Trust, Series 2007-4, Class 2A1	2,287,567	5.60	10/25/2037	1,785,885	1,649,585	0.08
SunTrust Adjustable Rate Mortgage Loan Trust, Series 2007-4, Class 3A1	1,343,477	5.73	10/25/2037	1,077,577	1,125,038	0.06
WaMu Alternative Mortgage Pass-Through Certificates, Series 2006-AR10, Class A3A	14,306,786	0.52	12/25/2036	8,675,784	6,867,286	0.35
WaMu Alternative Mortgage Pass-Through Certificates, Series 2007-HY1, Class A1	26,720,163	0.38	2/25/2037	16,646,846	12,632,304	0.64
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A1	11,536,981	2.31	11/25/2036	8,272,115	8,193,391	0.41
WaMu Mortgage Pass-Through Certificates, Series 2006-AR14, Class 1A3	32,100,000	2.31	11/25/2036	20,079,008	20,422,823	1.03
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 1A1	60,863,766	2.39	12/25/2036	46,149,243	39,203,873	1.97
WaMu Mortgage Pass-Through Certificates, Series 2006-AR18, Class 1A1	40,372,326	2.22	1/25/2037	28,074,211	27,453,787	1.38
WaMu Mortgage Pass-Through Certificates, Series 2006-AR8, Class 1A3	3,196,102	2.55	8/25/2046	2,161,395	2,114,202	0.11

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2011

(in United States Dollars)

Investments	Face Amount	Interest Rate (%)		Maturity Date	Amortized Cost	Fair Value	% of Partners’ Capital
Mortgage-Backed Securities - United States (continued)

Residential Mortgage-Backed Securities (continued)
WaMu Mortgage Pass-Through Certificates, Series 2007-HY4, Class 3A1	$37,498,582	5.51		4/25/2037	$30,078,040	$29,674,165	1.49
WaMu Mortgage Pass-Through Certificates, Series 2007-HY4, Class 5A1	19,847,766	4.90		11/25/2036	14,895,086	14,175,672	0.71
WaMu Mortgage Pass-Through Certificates, Series 2007-HY6, Class 2A1	34,765,206	5.24		6/25/2037	27,369,984	23,757,951	1.20
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 2A1	40,659,624	5.24		7/25/2037	28,696,828	22,211,173	1.12
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 2A3	15,501,057	5.24		7/25/2037	10,927,085	8,467,778	0.43
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-1, Class 4CB	8,798,603	6.50	*	2/25/2036	5,426,831	4,265,792	0.21
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2006-5, Class 2CB1	3,816,852	6.00	*	7/25/2036	2,284,134	2,099,731	0.11
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-HY1, Class A2A	45,109,616	0.45		2/25/2037	29,201,328	23,590,435	1.19
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-HY2, Class 1A1	4,380,724	3.94		4/25/2037	2,407,983	1,950,526	0.10
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 2007-OC2, Class A1	6,568,332	0.39		6/25/2037	3,636,327	3,102,992	0.16
Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 2A2	61,212,183	5.78		6/25/2037	9,599,542	9,370,073	0.47
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1	34,342,450	5.98		12/28/2037	21,624,666	21,134,481	1.06
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR15, Class 1A1	8,130,100	5.04		9/25/2035	6,507,756	6,169,453	0.31
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 4A1	2,105,710	2.70		7/25/2036	1,596,120	1,394,999	0.07
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 1A1	3,286,802	2.74		9/25/2036	2,369,040	2,188,412	0.11
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR12, Class 2A1	1,290,189	5.84		9/25/2036	1,055,645	1,088,237	0.05
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR13, Class A2	10,239,981	2.65		9/25/2036	7,597,073	6,887,165	0.35
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR14, Class 2A3	2,175,458	2.63		10/25/2036	1,605,494	1,461,268	0.07
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR16, Class A1	5,218,831	2.74		10/25/2036	3,980,205	3,470,789	0.17
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR17, Class A1	872,422	2.61		10/25/2036	643,826	629,704	0.03
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR8, Class 2A1	3,780,385	2.70		4/25/2036	2,818,032	2,897,748	0.15
Wells Fargo Mortgage Backed Securities Trust, Series 2007-AR8, Class A1	15,793,209	6.04		11/25/2037	12,195,415	11,452,067	0.58

Total Residential Mortgage-Backed Securities					$3,768,468,374	$3,225,601,503	162 .25

Total U.S. Mortgage-Backed Securities					$4,370,898,119	$3,873,876,004	194 .86

Total Investments					$4,370,898,119	$3,873,876,004	194 .86

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Schedules of Investments (continued)

December 31, 2011

(in United States Dollars)

Currency	Notional/Units	Expiration Date	Counterparty	Pay	Receive	Unrealized Appreciation/ (Depreciation)	% of Partners’ Capital
Interest Rate Swap Contracts
USD	200,000,000	1/13/2015	Citigroup Global Markets, Inc.	Fixed 2.83625%	3 Month USD LIBOR	$(14,521,423)	(0.73)
USD	150,000,000	3/29/2015	Citigroup Global Markets, Inc.	Fixed 2.78125%	3 Month USD LIBOR	(10,295,698)	(0.52)
USD	380,000,000	2/10/2016	Citigroup Global Markets, Inc.	Fixed 2.5625%	3 Month USD LIBOR	(27,020,715)	(1.36)
USD	500,000,000	3/7/2016	Citigroup Global Markets, Inc.	Fixed 2.510625	3 Month USD LIBOR	(33,817,767)	(1.70)

Interest Rate Swap Contracts Outstanding						$(85,655,603)	(4.31)

*	This represents fixed interest rate. All other are variable and floating rate.

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Statements of Assets, Liabilities and Partners’ Capital

December 31, 2012 and 2011

(in United States Dollars)

	December 31, 2012	December 31, 2011
Assets
Investments, at fair value (amortized cost $2,225,955,621 and $4,370,898,119, respectively)	$2,448,664,437	$3,873,876,004
Cash and cash equivalents	641,107,464	145,062,766
Debt issuance costs (net of amortization of $6,036,423 and $4,107,356)	9,128,812	11,057,879
Interest receivable	6,674,215	17,218,360
Swap collateral	5,938,000	83,299,000

Total assets	$3,111,512,928	$4,130,514,009

Liabilities and partners’ capital

Liabilities
Loan payable	$438,974,000	$2,041,000,000
UST Warrant payable, at fair value	11,185,834	11,874,415
Unrealized depreciation on swap contracts	10,256,154	85,655,603
UST Management fees payable	502,328	574,744
Interest on loan payable	265,360	1,303,740
Administration fees payable	241,069	305,849
Professional fees payable	176,715	181,705
Due to broker	—	1,468,000
Accrued expenses and other liabilities	52,135	88,083

Total liabilities	461,653,595	2,142,452,139

Partners’ capital
General Partner	13,243	9,941
Limited Partners	2,649,846,090	1,988,051,929

Total partners’ capital	2,649,859,333	1,988,061,870

Total liabilities and partners’ capital	$3,111,512,928	$4,130,514,009

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Statements of Operations

For the Years Ended December 31, 2012 and December 31, 2011

(in United States Dollars)

	For the Years Ended
	December 31, 2012	December 31, 2011
Investment income:
Interest income	$257,305,867	$308,128,127

Expenses:
Interest expense (including amortization of debt issuance costs of $1,929,067 and $1,923,797 respectively)	26,353,388	26,300,985
UST Management fees	2,226,559	2,298,974
Administration fees	1,002,790	971,137
Professional fees	177,075	172,687
Other expenses	166,667	147,572

Total expenses	29,926,479	29,891,355

Net investment income	227,379,388	278,236,772

Net realized gain (loss) and change in unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments	309,450,975	3,275,643
Swap contracts	(100,442,330)	(18,000,259)

Net change in unrealized appreciation (depreciation) on: Investments	719,731,048	(626,153,441)
Swap contracts	75,399,449	(67,727,869)
UST Warrant	688,581	781,077

Net realized and change in unrealized gain (loss)	1,004,827,723	(707,824,849)

Net increase (decrease) in partners’ capital resulting from operations	$1,232,207,111	$(429,588,077)

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Statements of Changes in Partners’ Capital

For the Years Ended December 31, 2012 and December 31, 2011

(in United States Dollars)

	General Partner	The United States Department of the Treasury	Wellington Management Legacy Securities PPIF (Offshore), LP	Wellington Management Legacy Securities PPIF, LP	Total
Partners’ capital, at December 31, 2011	$9,941	$994,146,856	$713,408,980	$280,496,093	$1,988,061,870
Distributions:
Investment proceeds	(2,864)	(284,053,905)	(205,543,656)	(80,809,223)	(570,409,648)
Allocation of net increase in partners’ capital resulting from operations:
Net increase in partners’ capital resulting from operations	6,166	615,607,431	442,589,877	174,003,637	1,232,207,111

Partners’ capital, at December 31, 2012	$13,243	$1,325,700,382	$950,455,201	$373,690,507	$2,649,859,333

	General Partner	The United States Department of the Treasury	Wellington Management Legacy Securities PPIF (Offshore), LP	Wellington Management Legacy Securities PPIF, LP	Total
Partners’ capital, at December 31, 2010	$10,530	$1,052,132,838	$755,851,462	$297,182,302	$2,105,177,132
Contributions	2,289	228,712,826	164,169,715	64,543,110	457,427,940
Distributions:
Investment proceeds	(736)	(71,327,707)	(52,849,119)	(20,777,563)	(144,955,125)
Allocation of net decrease in partners’ capital resulting from operations:
Net decrease in partners’ capital resulting from operations	(2,142)	(215,371,101)	(153,763,078)	(60,451,756)	(429,588,077)

Partners’ capital, at December 31, 2011	$9,941	$994,146,856	$713,408,980	$280,496,093	$1,988,061,870

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Statements of Cash Flows

For the Years Ended December 31, 2012 and December 31, 2011

(in United States Dollars)

	For the Years Ended
	December 31, 2012	December 31, 2011
Cash flows from operating activities:
Net increase (decrease) in partners’ capital resulting from operations	$1,232,207,111	$(429,588,077)

Adjustments to reconcile net increase (decrease) in partners’ capital resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments in securities	(907,752,176)	(1,375,815,647)
Proceeds from disposition of investments in securities, including proceeds from paydown of principle	3,441,641,302	508,505,144
Net realized gain on investments	(309,450,975)	(3,275,643)
Net change in unrealized (appreciation) depreciation on investments	(719,731,048)	626,153,441
Net change in unrealized (appreciation) depreciation on swap contracts	(75,399,449)	67,727,869
Net change in unrealized appreciation on UST Warrant	(688,581)	(781,077)
Accretion of discount, net	(79,495,536)	(114,115,401)
Amortization of debt issuance costs	1,929,067	1,923,797
(Increase) decrease in swap collateral	77,361,000	(66,199,000)
(Increase) decrease in interest receivable	10,544,145	(3,024,904)
Decrease in due from broker	—	278,000
Decrease in UST management fees payable	(72,416)	—
Increase (decrease) in interest on loan payable	(1,038,380)	303,264
Increase (decrease) in administration fees payable	(64,780)	67,535
Increase (decrease) in professional fees payable	(4,990)	10,605
Increase (decrease) in due to broker	(1,468,000)	1,468,000
Decrease in accrued expenses and other liabilities	(35,948)	(20,858)

Net cash provided by (used in) operating activities	2,668,480,346	(786,382,952)

Cash flows from financing activities:
Borrowings from (repayments of) loan	(1,602,026,000)	395,000,000
Distributions	(570,409,648)	(144,955,125)
Contributions	—	457,427,940

Net cash provided (used in) by financing activities	(2,172,435,648)	707,472,815

Net change in cash and cash equivalents	496,044,698	(78,910,137)
Cash and cash equivalents:
Beginning of year	145,062,766	223,972,903

End of year	$641,107,464	$145,062,766

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$25,462,701	$24,073,924

The accompanying notes are an integral part of these financial statements.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements

December 31, 2012 and December 31, 2011

(in United States Dollars)

1.	Organization

Wellington Management Legacy Securities PPIF Master Fund, LP (the “Master Fund”), a Delaware limited partnership, was formed on July 14, 2009 pursuant to the Amended and Restated Limited Partnership Agreement (“Master Fund Agreement”) and commenced operations on October 1, 2009 (“Initial Closing Date”). The general partner of the Master Fund is Wellington PPIF Management, LLC, a Delaware limited liability company (the “General Partner”). The Master Fund serves as the investment vehicle for the General Partner and its limited partners which are Wellington Management Legacy Securities PPIF, LP, a Delaware limited partnership (the “Onshore Feeder”), Wellington Management Legacy Securities PPIF (Offshore), LP, a Delaware limited partnership (the “Offshore Feeder”) and US Department of the Treasury (the “UST”) under a master-feeder structure. The Onshore Feeder and Offshore Feeder are collectively referred to as the “Private Investor Funds”. The investors in the Offshore Feeder are Wellington Management Legacy Securities PPIF (Offshore) Ltd., a Cayman Islands exempted company and Advent Legacy Securities, Ltd., a Cayman Islands exempted limited company.

The Master Fund was formed in connection with the Public-Private Investment Program (“PPIP”) as mandated by the US Emergency Economic Stabilization Act of 2008, which seeks to enable credit to flow freely and improve the balance sheets of financial institutions by creating funds to purchase troubled assets from these entities. The UST matched the aggregate commitments by the General Partner and the Private Investor Funds to the Master Fund; the Private Investor Funds received aggregate commitments from third party investors directly or indirectly through the feeders totaling approximately $1.149 billion. In addition to the UST’s capital investment in the Master Fund, the UST, pursuant to the loan agreement dated October 1, 2009, will also provide a senior secured multiple-draw term loan facility (the “UST Credit Facility”) to the Master Fund of up to 100% of total capital commitment or 200% of UST capital commitment. See Note 3 for further details.

The Master Fund’s investment objective is to seek to generate attractive returns through long-term opportunistic investments in commercial mortgage backed securities and non-agency residential mortgage backed securities issued prior to 2009 that were originally rated AAA or an equivalent rating by two or more nationally recognized statistical rating organizations without ratings enhancement and that are secured directly by the actual mortgage loans, leases or other assets and not other securities (collectively, “Eligible Assets”). In accordance with the Master Fund Agreement, at least 90% of the assets underlying any Eligible Asset must be situated in the United States, and must be purchased solely from financial institutions from which the Secretary of the UST may purchase assets pursuant to Section 101(a)(1) of the United States Emergency Economic Stabilization Act of 2008, as amended. The Master Fund may also make temporary investments in the UST securities and certain money market mutual funds that own only instruments that are unconditionally guaranteed by the United States government. The Master Fund may not, without the written consent of the UST, invest an amount (excluding leverage) in excess of 5% of the Master Fund’s aggregate capital commitments in any particular issuance of Eligible Assets.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

The Master Fund’s investment manager is Wellington Management Company, LLP, a Massachusetts limited liability partnership (the “Investment Manager”). Williams Capital Management has been retained by the Investment Manager as the investment sub-advisor to the Master Fund for the purpose of investing in temporary investments. Bank of New York Mellon was appointed as administrative agent, collateral agent and valuation agent.

The term of the Master Fund will continue until the dissolution date, which is October 1, 2017, unless the Master Fund is dissolved sooner in accordance with the terms of the Master Fund Agreement. However, the General Partner with written consent of the UST, may extend the term of the Master Fund for up to two consecutive one–year periods.

2.	Summary of Significant Accounting Policies

Basis of Accounting

The financial statements of the Master Fund are expressed in United States Dollars and are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in partners’ capital from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Recently Issued Accounting Pronouncements

In December 2011, Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 creates new disclosure requirements about the nature of an entity’s rights of setoff and related arrangements associated with its financial instruments and derivative instruments. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods therein, with retrospective application required. The new disclosures are designed to make financial statements that are prepared under US GAAP more comparable to those prepared under International Financial Reporting Standards (IFRS) and also to better facilitate comparison between financial statements prepared under US GAAP and IFRS, the new disclosures will give financial statement users information about both gross and net exposures. The Investment Manager is currently assessing the impact that the adoption of the ASU 2011-11 will have on the Master Fund’s financial statement disclosures.

Investment Valuation

The Master Fund values investments, including any short-term investments and derivatives, on the basis of current market quotations provided by an independent pricing service or by a broker/dealer experienced in such matters. In determining the value of a particular investment, pricing services

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments, various relationships between investments and calculated yield measures based on valuation methods commonly employed in the market for such investments.

If recent quotations are not readily available for any security or if the General Partner and Wellington Management Company, LLP as Investment Manager (together “Management”) determines, in its reasonable discretion, that available estimated quotations do not fairly represent the fair value of such security, such security is valued at its fair value employing methods determined in good faith by Management. The value assigned to these securities is based upon available information including, but not limited to, the original transaction prices, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, changes in financial ratios or cash flows, subsequent rounds of financing and may also be adjusted to reflect liquidity and/or transferability restrictions. Such values may not necessarily represent the amount which may ultimately be realized upon sale. Due to the inherent uncertainty of the valuation, the estimated fair value may differ from the value of the securities had a ready market existed, and the difference could be material.

Fair Value Measurements

In accordance with ASC 820, fair value is defined as the price the Master Fund would receive to sell an asset or pay for a liability in an orderly transaction between the market participants at the reporting date. ASC 820 also establishes a three-level hierarchy for presenting valuations, based on the transparency of inputs into valuation techniques used to measure fair valuation. Inputs may be observable or unobservable, and refer broadly to the assumptions that a market participant would consider significant to value an asset or liability. The determination of “observable” requires judgment. In general, the Master Fund considers observable inputs to be data readily available, regularly updated, reliable, arms-length, and verifiable. Unobservable inputs may be used when observable inputs are not readily available, current or arms-length. In this situation, the Master Fund may use one or more valuation techniques (e.g. market or income approach), using the best available information as of reporting date, along with the Master Fund’s own assumptions of market participant behavior.

Within Level 3, the use of market approach generally involves using inputs that are based on available market transactions or market observable comparables. The income approach is generally based on expected cash flows or earnings. Under both approaches, adjustments may be applied to reflect various risks (e.g. liquidity, financial health of the investment issuer, quality of the information available for fair value measurement).

Assets and liabilities are classified into one of the following levels, based on the lowest level of input that is significant to the fair value measurement:

Level 1 – Quoted prices available in active markets for identical investments. In general, this level includes equities and derivatives regularly traded on major exchanges. As required by ASC 820, the Master Fund does not adjust quoted prices for these investments, even when the Master Fund holds a sizable position and a block sale could impact the quoted market price.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

Level 2 – Quoted prices in active markets for similar investments; quoted prices for identical investments in markets that are inactive; prices based on observable inputs other than an unadjusted quoted price; and prices based on market-corroborated inputs (such as interest rates, yield curves, volatilities, prepayment rates, credit risks and default rates). This level generally includes most fixed income securities and over the counter (“OTC”) derivative instruments; securities valued in good faith by the General Partner, in consultation with the Investment Manager, using observable inputs and dealer priced securities which can be reasonably verified through an alternative source.

Level 3 – Prices based on significant unobservable inputs; Master Fund investments with significant restrictions; securities valued in good faith by the Management. In these situations, it is possible that a different valuation model could produce materially different fair value measurements. In some cases, a fair value measurement may require the use of multiple inputs, for which the General Partner must exercise judgment to determine relative significance for placement in the hierarchy. The fair value of the UST Warrant is developed internally using a discounted cash flow model. Significant inputs used include discount rate, cashflows from underlying investments, distribution rate, probability of various scenarios, which all require judgment. The categorization of a financial instrument within the hierarchy is based on price transparency and does not necessarily correspond to the perceived risk of the instrument.

The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those investments.

The following table sets forth a summary of valuation techniques and quantitative information utilized in determining the fair value of the Master Fund’s Level 3 investments as of December 31, 2012 and December 31, 2011.

Investment Type	Fair Value	Valuation Technique(1)	Significant Unobservable Inputs(2)
2012 UST Warrant Payable	$ 11,185,834	Income Approach - Discounted cash flow	Discount rate - 12%
2011 UST Warrant Payable	$ 11,874,415	Income Approach - Discounted cash flow	Discount rate - 12%

(1)	A discounted cash flow method is generally used for performing investments in which the Master Fund does not have a controlling interest in the underlying issuer.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

(2)	The significant unobservable input used in the fair value measurement of performing credit-oriented investments in which the Master Fund does not have a controlling interest in the underlying issuer is the discount rate. A significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement.

The use of unobservable inputs, including assessing the accuracy of source data, and the results of pricing models requires a significant degree of judgment. The General Partner assesses the accuracy and reliability of the sources it uses to obtain unobservable inputs; these sources may include third-party vendors that the General Partner believes are reliable and commonly utilized by other market place participants.

The following tables summarizes the valuation of the Master Fund’s financial instruments by the above pricing observability levels as of December 31, 2012 and December 31, 2011.

	Assets and Liabilities at Fair Value as of December 31, 2012
	Level 1	Level 2	Level 3	Total
Assets
Residential mortgage-backed securities	$—	$2,448,664,437	$—	$2,448,664,437
Commercial mortgage-backed securities	—	—	—	—

Total	$—	$2,448,664,437	$—	$2,448,664,437

Liabilities
Swap Contracts	$—	$10,256,154	$—	$10,256,154
UST Warrant payable	—	—	11,185,834	11,185,834

Total	$—	$10,256,154	$11,185,834	$21,441,988

	Assets and Liabilities at Fair Value as of December 31, 2011
	Level 1	Level 2	Level 3	Total
Assets
Residential mortgage-backed securities	$—	$3,225,601,503	$—	$3,225,601,503
Commercial mortgage-backed securities	—	648,274,501	—	648,274,501

Total	$—	$3,873,876,004	$—	$3,873,876,004

Liabilities
Swap Contracts	$—	$85,655,603	$—	$85,655,603
UST Warrant payable	—	—	11,874,415	11,874,415

Total	$—	$85,655,603	$11,874,415	$97,530,018

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

The following tables provide reconciliation of the liability in which unobservable inputs (Level 3) were used in determining fair value during the years ended December 31, 2012 and December 31, 2011.

UST Warrant payable
Balance as of December 31, 2011	$11,874,415
Acquisitions	—
Settlements	—
Net unrealized depreciation	(688,581)
Transfers in to Level 3	—
Transfers out of Level 3	—

Balance as of December 31, 2012	$11,185,834

UST Warrant payable
Balance as of December 31, 2010	$12,655,492
Acquisitions	—
Settlements	—
Net unrealized depreciation	(781,077)
Transfers in to Level 3	—
Transfers out of Level 3	—

Balance as of December 31, 2011	$11,874,415

The Partnership’s policy is to recognize transfers in and transfers out as of the beginning of each fiscal period, generally monthly. During the years ended December 31, 2012 and December 31, 2011 there were no significant transfers in or out of Level 1, Level 2 or Level 3.

The amount of the total gains for the years ended December 31, 2012 and December 31, 2011 that are attributable to the change in unrealized gains relating to the Level 3 liability still held as of December 31, 2012 and December 31, 2011 is $688,581 and $781,077, respectively, which is reflected in net change in unrealized depreciation on UST Warrant payable on the Statements of Operations.

Collateral

The Master Fund is a party to ISDA Master Agreements with certain counterparties that govern OTC derivative contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements,

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

collateral requirements, events of default and early termination. Collateral can be in the form of cash, debt securities, and/or other securities as agreed to by the Master Fund and the counterparty. Collateral requirements are determined based on the Master Fund’s net position with each counterparty.

The Master Fund records cash collateral posted to brokers as “Swap collateral” on the Statements of Assets, Liabilities and Partners’ Capital. As of December 31, 2012 and December 31, 2011, $5,938,000 and $83,299,000, respectively was posted by the Master Fund.

At December 31, 2011, the Master Fund recorded as “Due to broker” amount of $1,468,000 on the Statements of Assets, Liabilities and Partners’ Capital which relates to additional collateral posted by the Master fund.

Swap Contracts

The Master Fund may enter into interest rate swaps as part of a strategy to manage exposure to interest rates. Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the Master Fund are recorded as “Net realized gain (loss) on swap contracts” in the accompanying Statements of Operations as realized gains or losses.

Within the Statements of Assets, Liabilities and Partners’ Capital, swap contracts are recorded at their unrealized appreciation or (depreciation), depending on changes in their fair value and these amounts are reflected as “Unrealized appreciation or depreciation on swap contracts.” Gains or losses are realized upon early termination of any swap agreement. The change in unrealized value of swap contracts is reflected in the Statements of Operations as “Net change in unrealized appreciation (depreciation) on swap contracts.” Details of swap contracts open at December 31, 2012 and December 31, 2011 are included in the Schedules of Investments under the caption “Interest Rate Swap Contracts.”

Derivative Instruments

The provisions of ASC 815 require enhanced disclosure about the Master Fund’s derivatives and provides greater transparency of how and why an entity uses derivative instruments, how derivative instruments are accounted for and how they affect an entity’s financial position, results of operations and cash flows. ASC 815 also requires qualitative disclosures about an entity’s associated risk exposure, quantitative disclosures about fair value amounts and the gains and losses related to derivative instruments and disclosures of any credit–risk contingent feature in derivative agreements. The adoption of ASC 815 had no impact on the Statements of Assets, Liabilities and Partners’ Capital or the Statements of Operations.

Certain ISDA Master Agreements may contain contingent features that allow the counterparty to terminate trades executed and/or request additional collateral if the NAV of the Master Fund declines beyond certain thresholds (“NAV triggers”). At December 31, 2012 and December 31, 2011, the aggregate fair value of all derivative instruments with such contingent features in a liability position

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

was $10,256,154 and $85,655,603, respectively, for which the Master Fund posted $5,938,000 and $83,299,000 of collateral, respectively. If the credit-risk contingent features were triggered on December 31, 2012 and December 31, 2011, the Master Fund would be required to post additional collateral of $4,318,154 and $2,356,603, respectively, or potentially settle the contract in an amount equal to its fair value as noted in the Schedules of Investments.

The Master Fund may transact in a variety of derivative instruments including futures, options, swaps and swaptions for the purpose of managing interest rate risk. The primary risk exposure category and related gains or losses have been summarized in the tables below. Additionally, see Note 7 for information on the Master Fund’s risks related to such transactions.

The following tables present the gross value of the Master Fund’s derivative contracts by primary risk exposure category referenced in Note 7. The values in the table exclude the effects of cash received or posted as collateral, and therefore are not representative of the Master Fund’s net exposure. The fair value of these derivative instruments is reflected as “Unrealized depreciation on swap contracts” in the Statements of Assets, Liabilities and Partners’ Capital. Volumes reported at December 31, 2012 and December 31, 2011 are generally indicative of average positions during the year.

	As of December 31, 2012
	Gross Assets	Gross Liabilities
Primary Risk Exposure Category
Interest Rate Swap Contracts	$—	$(10,256,154)

Total	$—	$(10,256,154)

	As of December 31, 2011
	Gross Assets	Gross Liabilities
Primary Risk Exposure Category
Interest Rate Swap Contracts	$—	$(85,655,603)

Total	$—	$(85,655,603)

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

The following tables present the Master Fund’s gain (loss) related to derivative activities for the years ended December 31, 2012 and December 31, 2011. The gain (loss) should be considered in the context that derivative contracts may have been executed to hedge investments and, accordingly, gain (loss) on derivative contracts may offset gain (loss) attributable to investments which is not reflected in the values in the table. These losses are reflected as “Net realized loss” and “Net change in unrealized depreciation” in the Statements of Operations.

	As of December 31, 2012
	Realized Loss	Unrealized Appreciation
Primary Risk Exposure Category
Interest Rate Swap Contracts	$(100,442,330)	$75,399,449

Total	$(100,442,330)	$75,399,449

	As of December 31, 2011
	Realized Loss	Unrealized Depreciation
Primary Risk Exposure Category
Interest Rate Swap Contracts	$(18,000,259)	$(67,727,869)

Total	$(18,000,259)	$(67,727,869)

Investment Transactions, Investment Income and Expenses

Investment transactions are recorded on the trade date. Realized gains and losses on investment transactions are reported on the basis of specific identified cost. Interest income and expenses are recorded on the accrual basis and include accretion of discount and amortization of premium generally over the life of the respective security using the effective yield method. For those securities that are in default or otherwise determined to be deeply distressed, interest may not be accrued and, in which case, interest will be recognized only if and when received. Gains and losses realized on repayment of principal on Eligible Assets are reported as interest income in the accompanying Statements of Operations.

Income Taxes

ASC 740-10 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable taxing authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit in the current year.

The Master Fund is treated as a partnership for U.S. federal income tax purposes and, as such, is generally not subject to U.S. federal or state income tax. Each partner of the Master Fund generally is liable for its share of all U.S. federal and state taxes, if any, imposed on the net investment income and realized gains of the Master Fund.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

No income tax liability for tax positions has been recognized in the accompanying financial statements. The Master Fund is subject to examination by U.S. Federal and State tax authorities for tax returns filed after December 31, 2009. Each partner is individually responsible for reporting income or loss, to the extent required by the federal and state income tax laws and regulations, based upon its respective share.

Cash and Cash Equivalents

The Master Fund maintains cash in a bank deposit account that, at times, may exceed U.S. federally insured limits. The Master Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

The Master Fund considers investments in money market funds and short-term highly liquid investments with maturities of three months or less (when acquired) to be cash equivalents. Cash equivalents were carried at amortized cost which approximates fair value. As of December 31, 2012 and December 31, 2011, the Master Fund had money market funds of $499,739,128 and $144,665,074 respectively.

3.	Loan Agreement

The Master Fund entered into a loan agreement dated October 1, 2009, as a borrower, with the UST, as the Lender, The Bank of New York Mellon, as the Administrative and Collateral Agent (the “Loan Agreement”) under the UST Credit Facility as a result of the Master Fund’s participation in the PPIP. The loans borrowed from the UST Credit Facility are used to finance the purchase of Eligible Assets. The loans will be due and payable on the earliest of (i) ten years from the Initial Closing Date of the Master Fund, (ii) the date of expiration, termination or dissolution of the Master Fund, and (iii) such earlier time as the obligations of the Master Fund and the Loan Agreement and the other credit documentation with respect to the UST Credit Facility have been accelerated. The Master Fund incurs interest on the aggregate principal amount of loans, as of any date of determination, at a rate per annum equal to LIBOR plus the Applicable Margin as defined in the Loan Agreement, which was 1.21% and 1.28%, respectively as of December 31, 2012 and December 31, 2011. The non-recourse provision of the UST loans allowed the Master Fund to satisfy loan obligations with Eligible Assets, subject to certain conditions, even if the value of the Eligible Assets falls below the outstanding amount of the loan. The Master Fund could repay the UST loans prior to the maturity dates without penalty. Principal and interest due on the loans are paid with the proceeds of principal paydowns and interest received from the Eligible Assets. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Assets fall short of amounts due to the UST.

The Master Fund is subject to repayment priorities as defined in the Loan Agreement and summarized below assuming no default by the Master Fund, as applicable:

(1)	administrative expenses, excluding certain tax expenses of the Master Fund;

(2)	interest due on permitted interest rate hedges;

(3)	current period loan interest due to Lender;

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

(4)	amounts to the interest reserve account if the total deposit in the interest reserve account is less than the required interest reserve amount;

(5)	loan paydown amounts required when the fair value of Eligible Assets is less than the aggregate principal loans balance as of the date;

(6)	interest due on permitted interest rate hedges if not paid in accordance with step (2) above;

(7)	optional prepayments to Lender during the investment period, which terminates October 1, 2012 (“Investment Period”) for temporary assets in accordance with Section 2.06(a) of the Loan Agreement;

(8)	remaining amounts to Partners after steps (1) through (7) of up to 8%;

(9)	optional prepayment up to the scheduled prepayment percentage or the outstanding loan balance; and

(10)any	final prepayment to Lender after satisfying steps (1) through (9).

The fair value of the UST loans, which qualify as financial instruments under ASC 825-10, approximates the carrying amounts presented in the accompanying Statements of Assets, Liabilities and Partners’ Capital as of December 31, 2012 and December 31, 2011.

As of December 31, 2012, collateral of $3,089,771,901, which includes $2,448,664,437 Eligible Assets and $641,107,464 cash and cash equivalents, was held by the Master Fund for borrowings from the UST Credit Facility.

As of December 31, 2011, collateral of $4,018,938,770, which includes $3,873,876,004 Eligible Assets and $145,062,766 cash and cash equivalents, was held by the Master Fund for borrowings from the UST Credit Facility.

The Master Fund made a Full Turn Election (“Full Turn Election”), which occurs when the Master Fund elects to borrow from the UST up to 100% of the aggregate amounts of drawn Master Fund capital commitments. In consideration for the borrowing, the Master Fund issued a warrant to the UST (in addition to the interest rate stipulated in the Loan Agreement), as evidenced by the issuance of a contingent promissory note. See Note 4 and Note 6 for further details on the UST warrant.

The Master Fund is subject to certain financial covenants such as the asset coverage test pursuant to the Loan Agreement. The Master Fund is required to maintain a minimum asset coverage ratio of 150% (as required for the Full Turn Election), which would require total assets (adjusted as appropriate) be at least 150% of the UST loan (including interest payable). As of December 31, 2012 and December 31, 2011, the Master Fund was in compliance with this covenant.

The Master Fund’s participation in the PPIP has certain risk factors as further described in Note 7.

4.	Partners’ Capital

Capital Commitments and Capital Contributions

Under the terms of the Master Fund Agreement, the General Partner admitted Limited Partners (the “Limited Partners” and collectively with the General Partner, “Partners”) to the Master Fund on

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

October 1, 2009. In aggregate, a total of $2,298,985,495 in Partners’ capital commitments were accepted, including commitments of $324,387,000, $825,100,000, $1,149,487,000 and $11,495 from the Onshore Feeder, Offshore Feeder, the UST and the General Partner, respectively. As of December 31, 2012 and December 31, 2011, the Master Fund called and has received all capital commitments in cash contributions from the Partners.

Capital Allocations

For financial reporting and other purposes, income, gains, deductions, losses and credits of the Master Fund will generally be allocated among the Partners in a manner consistent with the distribution priorities described below. Accordingly, UST Management Fee has been allocated to UST and amortization of debt issuance costs and unrealized depreciation on UST Warrant has been allocated to the non-UST partners.

Capital Distributions

Distribution of investment proceeds are initially made to the Partners in proportion to each of their respective percentage interests in proportion to capital contributions. The Investment Manager had the discretion to retain capital for future investment opportunity during the Investment Period. Each Partner’s (other than the UST’s) share of each distribution of the investment proceeds are to be divided between such Partners as follows:

(1)	Return of Capital: First, 100% to such Partner until the cumulative distributions to such Partner of investment proceeds equal such Partner’s capital contributions;

(2)	UST Warrant Proceeds Split: Thereafter, 97.5% to such Partner and 2.5% warrant percentage split to the UST. Pursuant to the Master Fund Agreement, the warrant percentage is contingent upon whether the borrowing is made with a Full Turn Election or Half Turn Election at the initial time of closing. The warrant percentage associated with the Full and Half Turn Elections are 2.5% and 1.5% respectively. The Master Fund has made a Full Turn Election, therefore the applicable warrant percentage is 2.5%; however the Master Fund does have the ability to revert to a Half Turn Election in the future. Escrow accounts were established for the deposit of such warrant percentage proceeds, and the proceeds are subject to clawback from the UST if the amount on deposit exceeds 2.5% of investment proceeds in excess of cumulative capital contributions to the Master Fund.

(3)	Temporary Investment Income: Each distribution of temporary investment income shall be divided among all Partners pro rata in proportion to their respective interests in the applicable temporary investments, as reasonably determined by the General Partner.

For the year ended December 31, 2012, the Master Fund did not make recallable distributions to the Partners. The Master Fund has made non-recallable distributions of Investment Proceeds in the amount of $80,809,223, $205,543,656, $284,053,905 and $2,864 to the Onshore Feeder, Offshore Feeder, UST and General Partner, respectively.

For the year ended December 31, 2011, the Master Fund did not make recallable distributions to the Partners. The Master Fund had made non-recallable distributions of Investment Proceeds in the amount of $20,777,563, $52,849,119, $71,327,707 and $736 to the Onshore Feeder, Offshore Feeder, UST and General Partner, respectively.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

5.	Management Agreement

In consideration of the services rendered to the Master Fund by the Investment Manager pursuant to the Master Fund Agreement, the Master Fund pays a management fee to the General Partner with respect to the capital commitment currently in effect or at end of the given quarter of the UST (the “UST Management Fee”), payable quarterly in arrears, equal to 0.20% per annum of the capital commitment of the UST prior to the expiration or termination of the Investment Period and thereafter, 0.20% per annum of the lesser of (A) the UST’s capital commitment to the Master Fund as of the last day of the period and (B) the UST ending capital as of the last day of the period. The UST Management Fee will be allocated to the capital account of the UST. The Private Investor Funds pay a separate management fee at the Onshore and Offshore Feeder level.

For the years ended December 31, 2012 and December 31, 2011, the Master Fund incurred UST Management Fees of $2,226,559 and $2,298,974, respectively. As of December 31, 2012 and December 31, 2011, $502,328 and $574,744 remained payable by the Master Fund, respectively.

6.	UST Warrant

As part of the financing arrangement between the Master Fund and the UST, the Master Fund issued a transferrable warrant to the UST (the “UST Warrant”). The terms of the warrant specify that each Partner’s (other than the UST’s) share of each distribution of Investment Proceeds shall be divided between such Partner on the one hand and the UST on the other hand as follows: (i) Return of Capital: First, 100% to such Partner until the cumulative distributions to such Partner of Investment Proceeds equal such Partner’s Capital Contributions; (ii) UST Warrant Proceeds Split: Thereafter, 97.5% (the “Applicable Percentage”) to such Partner and 2.5% (the “Warrant Percentage”) to the UST. The applicable warrant payment will be distributed by the Master Fund to escrow accounts for the ultimate benefit of the UST following the return of 100% of each Partner’s capital contributions to the Master Fund. The UST Warrant has been accounted for as a freestanding derivative instrument, the current estimated fair value of which is reflected in “UST Warrant payable” on the accompanying Statements of Assets, Liabilities and Partners’ Capital. The change in fair value for the years ended December 31, 2012 and December 31, 2011 is recorded in “Net change in unrealized appreciation and (depreciation) on UST Warrant” on the accompanying Statements of Operations.

In connection with the closing of each Partner’s capital commitment, the Master Fund determined the value of the UST Warrant Payable. The recognition of UST Warrant Payable also resulted in the establishment of debt issuance costs in same amount. The debt issuance costs are amortized over the life of the Master Fund, which is expected to be eight years from initial closing. The amortization is recognized as interest expense in the Statements of Operations.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

The following table summarizes how the Master Fund accounted for the effect of the UST Warrant on the results of operations and financial position of the Master Fund for the years ended December 31, 2012 and December 31, 2011:

Description	Fair Value	Change in Fair Value
2012 UST Warrant	$11,185,834	$688,581
2011 UST Warrant	$11,874,415	$781,077

As supplemental information to the US GAAP ending balances of Partners’ Capital presented in the Statements of Changes in Partners’ Capital, the following table represents what Partners’ Capital would be without the effect of the asset for debt issuance costs, and with the UST Warrant reflected at intrinsic, rather than fair value. Accordingly, the tables reflect the following as of December 31, 2012 and December 31, 2011:

•	amortized debt issuance cost and fair value of the UST warrant payable being written off, and

•

the amount due to the warrant holder being deducted from the capital accounts of the Partners, other than the UST, as if the Master Fund were to liquidate its tangible assets and liabilities at book value at year end (“intrinsic value”).

As the Master Fund was in a net gain position on this basis at December 31, 2012, the UST Warrant had an intrinsic value, and was reflected at $13,713,192 value in the table below.

	General Partner	The United States Department of the Treasury	Wellington Management Legacy Securities PPIF (Offshore), LP	Wellington Management Legacy Securities PPIF, LP	Total
Partners’ capital, US GAAP	$13,243	$1,325,700,382	$950,455,201	$373,690,507	$2,649,859,333
Cumulative adjustments of amortization of debt issuance costs and valuation of UST Warrant	21	—	1,491,064	565,935	2,057,020
Warrant, at intrinsic value	(137)	—	(9,843,210)	(3,869,845)	(13,713,192)

Partners’ capital, intrinsic value	$13,127	$1,325,700,382	$942,103,055	$370,386,597	$2,638,203,161

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

As the Master Fund was in a net loss position on this basis at December 31, 2011 the UST Warrant had no intrinsic value, and was excluded from the table below.

	General Partner	The United States Department of the Treasury	Wellington Management Legacy Securities PPIF (Offshore), LP	Wellington Management Legacy Securities PPIF, LP	Total
Partners’ capital, US GAAP	$9,941	$994,146,856	$713,408,980	$280,496,093	$1,988,061,870

Cumulative adjustments of amortization of debt issuance costs and valuation of UST Warrant	9	—	600,653	215,871	816,533

Partners’ capital, intrinsic value	$9,950	$994,146,856	$714,009,633	$280,711,964	$1,988,878,403

7.	Risk Factors

The Master Fund’s investment portfolio is comprised entirely of CMBS and non-agency RMBS. These are securities whose payments depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from secured commercial or residential mortgage loans made to borrowers. Such loans are secured (on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances) by commercial or residential real estate, the proceeds of which are used to purchase and or to construct commercial or residential real estate. The Master Fund may also invest in stripped CMBS and non –agency RMBS (SCMBS + SRMBS). One type of SCMBS/SRMBS has one class receiving all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principle (the principal-only or “PO” class). Payments received for the IOs are included in “Interest income” on the Statements of Operations. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Master Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although certain mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations. The investment portfolio is subject to various risks as described below:

Credit Risk

Credit-related risk on CMBS and non-agency RMBS securities arises from losses due to delinquencies and defaults by the borrowers in payments on the underlying mortgage loans and breaches by originators and servicers of their obligations under the underlying documentation pursuant to which the RMBS securities are issued. The rate of delinquencies and defaults on residential mortgage loans and the aggregate amount of the resulting losses will be affected by a number of factors, including

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

general economic conditions, particularly those in the area where the related mortgaged property is located, the level of the borrower’s equity in the mortgaged property and the individual financial circumstances of the borrower.

Prepayment Risk

CMBS and non-agency RMBS securities are susceptible to prepayment risks. Except in the case of certain types of RMBS securities, the mortgage loans underlying RMBS securities generally do not contain prepayment penalties and a reduction in market interest rates may increase the likelihood of prepayments on the related RMBS securities, resulting in a reduction in yield to maturity for most holders of such securities. In the case of certain home equity loan securities and certain types of RMBS securities, even though the underlying mortgage loans can contain prepayment premiums, such prepayment premiums may not be sufficient to discourage borrowers from prepaying their mortgage loans in the event of a reduction in market interest rates, resulting in a reduction in the yield to maturity for holders of the related RMBS securities.

Interest Rate Risk

The rate of interest payable on certain CMBS and RMBS securities may be set or effectively capped at the weighted average net coupon of the underlying mortgage loans themselves, often referred to as an “available funds cap.” As a result of this cap, the return to the holder of such CMBS and RMBS securities is dependent on the relative timing and rate of delinquencies and prepayments of mortgage loans bearing a higher rate of interest. In general, early prepayments will have a greater negative impact on the yield to the holder of such CMBS and RMBS securities.

General Market Risk

The fair value of any particular CMBS and RMBS securities may be subject to substantial variation. The entire market or particular instruments traded on a market may decline even if earnings or other factors improve inasmuch as the prices of such instruments are subject to numerous economic, political, psychological and other factors that have little or no correlation to the performance of a particular instrument.

Swap Contracts Risk

The risks associated with swaps may exceed amounts recognized on the Statements of Assets, Liabilities and Partners’ Capital. The Master Fund may incur liquidity risk when it uses swaps because purchase and resale may be limited to a discrete number of dealers. The value of the swap will decrease commensurately should there be unfavorable changes in rates or market values. Entering into interest rate swaps involves varying degrees of risk, including the possibility that there is no liquid market for the contracts, the counterparty to the swap may default on its obligation to perform, and unfavorable changes in interest rates and market values may occur.

Concentration Risk

The Master Fund concentrates its investments in CMBS and RMBS securities, as such, the overall impact on the Master Fund as a result of adverse developments in the CMBS and RMBS market could be considerably greater than if the Master Fund did not concentrate its investments in CMBS and RMBS securities.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

Counterparty Credit Risk

The Master Fund may be exposed to credit risks in the event that the contracting party to a transaction fails to perform or that an institution or other entity with which the Master Fund has unsettled or open transactions will default. In addition, the Master Fund incurs counterparty risk when it enters into any type of swaps, derivatives, other over-the counter transactions or non-U.S. securities with a bank or broker-dealer based on the risk of non-performance by the counterparty. Counterparty risk is partially managed through a number of risk mitigants including prudent counterparty selection and collateral agreements. The Master Fund enters into these contracts with counterparties who meet the suitability standards established by the Investment Adviser, to reduce risk from potential counterparty default.

Indemnifications

The Master Fund enters into contracts that contain a variety of indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

PPIP Risk

The PPIP is further subject to various political pressures and changes, and the UST or the United States government may change, suspend, or terminate the program at any time, which may be detrimental to the Investors.

Leverage Risk

The Master Fund utilized leverage as described in Note 3 as part of the Master Fund investment strategy. While leverage presents opportunities for increasing the total return on investments, it has the effect of potentially increasing losses as well. Accordingly, any event which adversely affects the value of an investment could be magnified to the extent leverage is utilized. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if the investment were not leveraged.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

8.	Financial Highlights

The financial highlights are calculated for the years ended December 31, 2012 and December 31, 2011. The calculations exclude data for the General Partner.

Ratios to limited partners’ capital:

	2012 Weighted Average Partners’ Capital(3)	2011 Weighted Average Partners’ Capital(3)
UST
Interest expense (1)	1.03%	1.13%
Other expenses (1)	0.24%	0.27%

Total expenses (1)	1.27%	1.40%

Net investment income (1)	9.58%	12.93%

Onshore Feeder
Interest expense (1)	1.19%	1.31%
Other expenses (1)	0.06%	0.06%

Total expenses (1)	1.25%	1.37%

Net investment income (1)	9.61%	12.96%

Offshore Feeder
Interest expense (1)	1.19%	1.31%
Other expenses (1)	0.06%	0.06%

Total expenses (1)	1.25%	1.37%

Net investment income (1)	9.61%	12.96%

	Inception through
	December 31, 2012	December 31, 2011	December 31, 2010
Internal rate of return (2)
UST	18.19%	(4.72)%	23.73%
Onshore Feeder	18.40%	(4.46)%	24.30%
Offshore Feeder	18.40%	(4.47)%	24.28%

(1)	The ratios of expenses and net investment income represent the expenses and net investment income allocated to each group of Limited Partner for the years ended December 31, 2012 and December 31, 2011.
(2)	The internal rate of return (“IRR”) since inception is presented for each group of Limited Partners and is net of all expenses, UST Warrant and profit sharing allocations, if any, to the General Partner. The IRR is computed based on the actual dates of the Limited Partners’ cash flows and the residual value of the Limited Partners’ capital account at December 31, 2012 and December 31, 2011. The IRR is not calculated using weighted average partners’ capital.
(3)	Weighted average partners’ capital was calculated using the end of the month partners’ capital balance, adjusted for timing of capital transactions.

Wellington Management Legacy Securities PPIF Master Fund, LP

(a Delaware limited partnership)

Notes to Financial Statements (continued)

December 31, 2012 and December 31, 2011

(in United States Dollars)

9.	Subsequent Events

The Master Fund has evaluated the impact of all subsequent events on the Master Fund through April 16, 2013, the date the financial statements were available to be issued, and has determined that the following subsequent events required disclosure in the financial statements.

On January 15, 2013 and February 13, 2013, the Master Fund made distributions to the Partners in the amounts of $532,183,195 and $872,900,000. On March 6, 2013, the General Partner approved a plan to wind up the affairs of the Master Fund. Pursuant to this plan, on March 13, 2013, in connection with the orderly liquidation of the remaining investments of the Master Fund, the Master Fund distributed $1,445,944,00.